Exhibit 1.01
Execution Copy

ORION MARINE GROUP, INC.

4,200,000 Shares of Common Stock

UNDERWRITING AGREEMENT

August 12, 2009

FBR Capital Markets & Co.
Stephens Inc.
  as Representatives of the several Underwriters
c/o FBR Capital Markets & Co.
1001 19th Street North
Arlington, Virginia  22209

Dear Sirs:

Orion Marine Group, Inc., a Delaware corporation (the “Company”), confirms its agreement with each of the Underwriters listed on Schedule I hereto (collectively, the “Underwriters”), for whom FBR Capital Markets & Co. and Stephens Inc. are acting as representatives (in such capacity, the “Representatives”), with respect to (i) the sale by the Company of 4,200,000 shares (the “Initial Shares”) of Common Stock, par value $0.01 per share, of the Company (the “Common Stock”), and the purchase by the Underwriters, acting severally and not jointly, of the respective number of shares of Common Stock set forth opposite the names of the Underwriters in Schedule I hereto, and (ii) the grant of the option described in Section 1(b) hereof to purchase all or any part of 630,000 additional shares of Common Stock to cover over-allotments (the “Option Shares”), if any, from the Company to the Underwriters, acting severally and not jointly, in the proportionate amounts described in Section 1(a).  The Initial Shares to be purchased by the Underwriters and all or any part of the Option Shares subject to the option described in Section 1(b) hereof are hereinafter called, collectively, the “Shares.”

The Company understands that the Underwriters propose to make a public offering of the Shares as soon as the Underwriters deem advisable after this Underwriting Agreement (the “Agreement”) has been executed and delivered.

The Company has filed with the Securities and Exchange Commission (the “Commission”), a shelf registration statement on Form S-3 (No. 333-160719) including a related base prospectus, for the registration of securities including the Shares under the Securities Act of 1933, as amended (the “Securities Act”), and the rules and regulations thereunder (the “Securities Act Regulations”).  The Company has prepared and filed such amendments to the registration statement and such amendments or supplements to the related preliminary prospectus as may have been required to the date hereof, and will file such additional amendments or supplements as may hereafter be required.  The registration statement has become effective under the Securities Act.

The registration statement, as amended at the time it became effective (and, if the Company files a post-effective amendment to such registration statement which becomes effective prior to the Closing Time (as defined below), such registration statement as so amended), including all information deemed to be a part of the registration statement pursuant to incorporation by reference, Rule 430B of the Securities Act Regulations or otherwise, is hereinafter called the “Registration Statement.”  Any registration statement filed pursuant to Rule 462(b) of the Securities Act Regulations is hereinafter called the “Rule 462(b) Registration Statement,” and after such filing the term “Registration Statement” shall include the 462(b) Registration Statement.  The term “Base Prospectus” means the prospectus dated August 7, 2009 included in the Registration Statement, including all information incorporated by reference therein.  The term “Prospectus Supplement” means the final prospectus supplement specifically relating to the Shares in the form filed with the Commission pursuant to Rule 424(b) under the Securities Act, including all information incorporated by reference therein and any amendments thereof or supplements thereto.  The term “Prospectus” means the Base Prospectus together with the Prospectus Supplement.  The term “Preliminary Prospectus” means any preliminary form of the prospectus relating to the Shares, including the Base Prospectus as supplemented by any preliminary prospectus supplement filed with the Commission pursuant to Rule 424 of the Securities Act Regulations.

The Commission has not issued any order preventing or suspending the use of any Preliminary Prospectus.

The term “Disclosure Package” means (i) the Preliminary Prospectus, as most recently amended or supplemented immediately prior to the Initial Sale Time (as defined herein), (ii) each Issuer Free Writing Prospectus (as defined below), if any, identified in Schedule II hereto and filed or used prior to the Initial Sale Time, and (iii) any other Free Writing Prospectus (as defined below) that the parties hereto shall hereafter expressly agree to treat as part of the Disclosure Package.

The term “Issuer Free Writing Prospectus” means any issuer free writing prospectus, as defined in Rule 433 of the Securities Act Regulations.  The term “Free Writing Prospectus” means any free writing prospectus, as defined in Rule 405 of the Securities Act Regulations.

The Company and the Underwriters agree as follows:

1. Sale and Purchase:

(a) Initial Shares.  Upon the basis of the warranties and representations and other terms and conditions herein set forth, at the purchase price per share of Common Stock of $18.912 the Company agrees to sell to each of the Underwriters, and each Underwriter agrees, severally and not jointly, to purchase from the Company the number of Initial Shares set forth in Schedule I opposite such Underwriter’s name, plus any additional number of Initial Shares which such Underwriter may become obligated to purchase pursuant to the provisions of Section 8 hereof, subject in each case, to such adjustments among the Underwriters as the Representatives in their sole discretion shall make to eliminate any sales or purchases of fractional shares.

(b) Option Shares.  In addition, upon the basis of the warranties and representations and other terms and conditions herein set forth, at the purchase price per share of Common Stock set forth in paragraph (a) above, the Company hereby grants an option to the Underwriters, acting severally and not jointly, to purchase from the Company, all or any part of the Option Shares.  The option hereby granted will expire 30 days after the date hereof and may be exercised in whole or in part from time to time within such 30-day period only for the purpose of covering over-allotments which may be made in connection with the offering and distribution of the Initial Shares upon notice by the Representatives to the Company setting forth the number of Option Shares as to which the several Underwriters are then exercising the option and the time and date of payment and delivery for such Option Shares.  Any such time and date of delivery (an “Option Closing Time”) shall be determined by the Representatives, but shall not be later than three full business days (or earlier, without the consent of the Company, than two full business days) after the exercise of such option, nor in any event prior to the Closing Time, as hereinafter defined.  If the option is exercised as to all or any portion of the Option Shares, the Company will sell that number of Option Shares then being purchased and each of the Underwriters, acting severally and not jointly, will purchase that number of shares equal to the proportion of the total number of Option Shares then being purchased which the number of Initial Shares set forth in Schedule I opposite the name of such Underwriter bears to the total number of Initial Shares, plus any additional number of Option Shares which such Underwriter may become obligated to purchase pursuant to the provisions of Section 8 hereof, subject in each case to such adjustments among the Underwriters as the Representatives in their sole discretion shall make to eliminate any sales or purchases of fractional shares.

2. Payment and Delivery:

(a) Initial Shares.  The Initial Shares to be purchased by each Underwriter hereunder, in definitive form, and in such authorized denominations and registered in such names as the Representatives may request upon at least 48 hours’ prior notice to the Company shall be delivered by or on behalf of the Company to the Representatives, including, at the option of the Representatives, through the facilities of The Depository Trust Company (“DTC”) for the account of such Underwriter, against payment by or on behalf of such Underwriter of the purchase price therefor by wire transfer of Federal (same-day) funds to the account specified to the Representatives by the Company upon at least 48 hours’ prior notice.  The Company will cause the certificates representing the Initial Shares to be made available for checking and packaging not later than 1:00 p.m. New York City time on the business day prior to the Closing Time (as defined below) with respect thereto at the office of FBR Capital Markets & Co., 1001 19th Street North, Arlington, Virginia 22209, or at the office of DTC or its designated custodian, as the case may be (the “Designated Office”).  The time and date of such delivery and payment shall be 9:30 a.m., New York City time, on the third (fourth, if the determination of the purchase price of the Initial Shares occurs after 4:30 p.m., New York City time) business day after the date hereof (unless another time and date shall be agreed to by the Representatives and the Company).  The time and date at which such delivery and payment are actually made is hereinafter called the “Closing Time.”

(b) Option Shares.  Any Option Shares to be purchased by each Underwriter hereunder, in definitive form, and in such authorized denominations and registered in such names as the Representatives may request upon at least 48 hours’ prior notice to the Company shall be delivered by or on behalf of the Company to the Representatives, including, at the option of the Representatives, through the facilities of DTC for the account of such Underwriter, against payment by or on behalf of such Underwriter of the purchase price therefor by wire transfer of Federal (same-day) funds to the account specified to the Representatives by the Company upon at least forty-eight hours’ prior notice.  The Company will cause the certificates representing the Option Shares to be made available for checking and packaging at least 24 hours prior to the Option Closing Time with respect thereto at the Designated Office.  The time and date of such delivery and payment shall be 9:30 a.m., New York City time, on the date specified by the Representatives in the notice given by the Representatives to the Company of the Underwriters’ election to purchase such Option Shares or on such other time and date as the Company and the Representatives may agree upon in writing.

3. Representations and Warranties of the Company:

The Company represents and warrants to the Underwriters as of the date hereof, as of the Initial Sale Time (as defined below), as of the Closing Time and as of any Option Closing Time (if applicable), and agrees with each Underwriter, that:

(a) the Company has an authorized capitalization as set forth in both the Prospectus and the Disclosure Package; all of the issued and outstanding shares of capital stock of the Company and capital stock, partnership interests or membership interests, as applicable, of each Subsidiary (as defined below) have been duly and validly authorized and issued, are fully paid and non-assessable (in the case of capital stock), have been issued and sold in compliance with all applicable federal, state, foreign and local securities laws and the laws of the jurisdiction of incorporation or formation of the Company or such Subsidiary, as applicable, and have not been issued in violation of or subject to any preemptive right or other similar right of stockholders, members or partners arising by operation of law, under the certificate of incorporation or bylaws, or other governing document (collectively, the “Charter Documents”) of the Company or such Subsidiary, as applicable, or under any agreement to which the Company or such Subsidiary, as applicable, is a party or is otherwise bound; all of the capital stock, partnership interests or membership interests of the Company’s Subsidiaries are owned directly or indirectly by the Company and, other than the pledge thereof to the Company’s lenders under its credit facility, are free and clear of all liens, encumbrances, equities or claims; except as disclosed in both the Prospectus and the Disclosure Package, and except for the rights and obligations of the parties under this Agreement, there are no outstanding (i) securities or obligations of the Company convertible into or exchangeable for any capital stock of the Company or capital stock, partnership interests or membership interests of any of its Subsidiaries, (ii) warrants, rights or options to subscribe for or purchase from the Company or any such Subsidiary any such capital stock, partnership interest, or membership interest or any such convertible or exchangeable securities or obligations or (iii) obligations of the Company or any such Subsidiary to issue or sell any shares of capital stock, partnership interest, or membership interest, any such convertible or exchangeable securities or obligation, or any such warrants, rights or options;

(b) the Company is a corporation duly organized and validly existing and in good standing under the laws of the State of Delaware, with requisite corporate power and authority to own, lease or operate its properties and to conduct its business as described in the Registration Statement, the Prospectus and the Disclosure Package and to execute and deliver this Agreement, and to consummate the transactions contemplated herein;

(c) each corporation, association, partnership or other business entity of which more than 50% of the total voting power entitled to vote in the election of directors, managers, general partners, or trustees thereof is controlled, directly or indirectly, by the Company (each, a “Subsidiary” and all of which (other than SSL South, LLC) are named in Exhibit 21.1 to the Company's Annual Report on Form 10-K for the year ended December 31, 2008) is a legal entity duly organized and validly existing and in good standing under the laws of its respective jurisdiction of organization, with requisite power and authority to own, lease or operate its properties and to conduct its business as described in the Registration Statement, the Prospectus and the Disclosure Package;

(d) each of the Company and the Subsidiaries is duly qualified or licensed by, and is in good standing in, each jurisdiction in which it conducts its business, or in which it owns or leases property or maintains an office and in which such qualification or licensing is necessary and in which the failure, individually or in the aggregate, to be so qualified or licensed would reasonably be expected to have a material adverse effect on the business, condition (financial or otherwise), results of operations or prospects of the Company and the Subsidiaries taken as a whole (any such effect or change, where context so requires, is hereinafter called a “Material Adverse Effect” or a “Material Adverse Change”); except as disclosed in both the Prospectus and the Disclosure Package, no Subsidiary is prohibited or restricted, directly or indirectly, under any agreement or instrument to which it is a party or to which it is otherwise bound from paying dividends to the Company, or from making any other distribution with respect to such Subsidiary’s capital stock, partnership interests or membership interests or from repaying to the Company or any other Subsidiary any amounts which may from time to time become due under any loans or advances to such Subsidiary from the Company or such other Subsidiary, or from transferring any such Subsidiary’s property or assets to the Company or to any other Subsidiary; other than as disclosed in both the Prospectus and the Disclosure Package, the Company does not own, directly or indirectly, any capital stock or other equity securities of any other corporation or any ownership interest in any partnership, joint venture or other association;

(e) neither the Company nor any Subsidiary has violated, or received notice of any violation with respect to, any law, rule, regulation, order, decree or judgment applicable to it or its business, including those relating to transactions with affiliates, environmental, safety or similar laws, federal or state laws relating to discrimination in the hiring, promotion or pay of employees, federal or state wages and hours law or the rules and regulations promulgated thereunder, except for those violations that would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect;

(f) neither the Company nor any Subsidiary is in breach of, or in default under (nor has any event occurred which with notice, lapse of time, or both would constitute a breach of, or default under) its respective Charter Documents or in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, license, indenture, mortgage, deed of trust, bank loan or credit agreement or other agreement or instrument to which the Company or any Subsidiary is a party or by which any of them or their respective properties may be bound or affected, except for such breaches and defaults not relating to the Charter Documents which have been validly waived or which would not reasonably be expected to have a Material Adverse Effect;

(g) the execution, delivery and performance by the Company of this Agreement, and the issuance, sale and delivery of the Shares by the Company, the Company’s use of the proceeds from the sale of the Shares as described in the Registration Statement, the Prospectus and the Disclosure Package and the consummation by the Company of the transactions contemplated hereby, and compliance by the Company with the terms and provisions hereunder will not conflict with, or result in any breach of or constitute a default under (nor constitute any event which with notice, lapse of time, or both would constitute a breach of, or default under), (i) any provision of the Charter Documents of the Company or any Subsidiary, (ii) any provision of any contract, license, indenture, mortgage, deed of trust, bank loan or credit agreement or other agreement or instrument to which the Company or any Subsidiary is a party or by which it or its respective properties may be bound or affected, or (iii) any constitution, act, statute, law, treaty, rule, code, ordinance, regulation, standard, directive or official interpretation of, or judgment, injunction, order, decision, decree, license, permit, consent or authorization (each a “Legal Requirement”) issued by, the U.S. government or any state, local or foreign government, court, administrative agency or commission or other governmental agency, authority or instrumentality, domestic or foreign, of competent jurisdiction (each a “Governmental Authority”) applicable to the Company or any Subsidiary, except in the case of clauses (ii) or (iii) for such conflicts, breaches or defaults which have been validly waived or would not reasonably be expected to have a Material Adverse Effect;

(h) this Agreement has been duly authorized, executed and delivered by the Company;

(i) no approval, authorization, consent or order of or filing with any federal, state, local or foreign governmental or regulatory commission, board, body, authority or agency is required in connection with the Company’s execution, delivery and performance of this Agreement, its consummation of the transactions contemplated herein, and its sale and delivery of the Shares as contemplated hereby, other than (A) such as have been obtained or made, or will have been obtained or made at or prior to the Closing Time or the relevant Option Closing Time, as the case may be, under the Securities Act and the Securities Exchange Act of 1934 (the “Exchange Act”), (B) such as have been obtained in connection with the approval of the listing of the Shares on the New York Stock Exchange (the “NYSE”), subject to official notice of issuance, and (C) any necessary qualification under the securities or blue sky laws of the various jurisdictions in which the Shares are being offered by the Underwriters;

(j) each of the Company and the Subsidiaries has all necessary licenses, permits, certificates, authorizations, consents and approvals and has made all necessary filings required under any Legal Requirement (collectively, “Authorizations”), and has obtained all necessary Authorizations from other persons required in order to conduct its respective business as described in both the Prospectus and the Disclosure Package, except to the extent that any failure to have any such Authorizations, to make any such filings or to obtain any such Authorizations would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; the Company and the Subsidiaries have complied in all material respects with the terms of the necessary Authorizations and there are not pending modifications, amendments or revocations of the Authorizations that would have a Material Adverse Effect; the Company and each Subsidiary have paid all fees due to Governmental Authorities pursuant to the Authorizations, except to the extent that any failure to pay any such fees would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect; all reports required to be filed in connection with the Authorizations have been timely filed and are accurate and complete, except to the extent that any failure to file a complete and accurate report in a timely manner would not reasonably be expected, individually, or in the aggregate, to have a Material Adverse Effect; none of the Company or any of its Subsidiaries is in violation of, or in default under, any such Authorizations or any federal, state, local or foreign law, regulation or rule or any decree, order or judgment applicable to the Company, the effect of which would reasonably be expected to have a Material Adverse Effect;

(k) the Company meets the requirements for the use of Form S-3 under the Securities Act; each of the Registration Statement and any Rule 462(b) Registration Statement has become effective under the Securities Act, no stop order suspending the effectiveness of the Registration Statement or any Rule 462(b) Registration Statement has been issued under the Securities Act and no proceedings for that purpose have been instituted or are pending or, to the knowledge of the Company, are contemplated or threatened by the Commission and the Company has complied to the Commission’s satisfaction with any request on the part of the Commission for additional information;

(l) the Preliminary Prospectus when filed and the Registration Statement as of the Effective Date (as defined below), complied or will comply, and the Prospectus and any further amendments or supplements to the Registration Statement, the Preliminary Prospectus or the Prospectus will, when they become effective or are filed with the Commission, as the case may be, comply in all material respects with the requirements of the Securities Act and the Securities Act Regulations (for purposes of this Agreement, the term “Effective Date,” as to any registration statement, means any date as of which any part of such registration statement relating to the Shares became, or is deemed to have become, effective under the Securities Act in accordance with the Securities Act Regulations);

(m) the Registration Statement, as of each Effective Date and as of the date hereof, did not, does not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and the Prospectus as of its date and at the Closing Time and at each Option Closing Time (if any), will not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no warranty or representation with respect to any statement contained in or omitted from the Registration Statement or the Prospectus in reliance upon and in conformity with the information furnished in writing by or on behalf of the Underwriters through the Representatives to the Company expressly for use therein (that information being limited to that described in the last sentence of the first paragraph of Section 9(b) hereof);

(n) as of the date hereof, the Company (i) is subject to the requirement to file reports pursuant to Section 13 or Section 15(d) of the Exchange Act, (ii) has filed all reports and other materials required to be filed by Sections 13(a), 14 or 15(d) of the Exchange Act with the Commission on the Electronic Data Gathering Analysis and Retrieval System (“EDGAR”) system and, except as described in the Prospectus and the Disclosure Package, has otherwise complied with the provisions of the Exchange Act, and the rules and regulations thereunder (the “Exchange Act Regulations”), (iii) has filed an Annual Report on Form 10-K required under Section 13(a) or 15(d) under the Exchange Act for its most recently completed fiscal year; (iv) is not, and during the past three years was not (nor was any predecessor), (A) a blank check company as defined in Rule 419(a)(2), (B) a shell company, other than a business combination related shell company, each as defined in Rule 405, or (C) a registrant for an offering of penny stock as defined in Rule 3a51-1 of the Exchange Act Regulations, and (v) makes its periodic and current reports filed pursuant to Section 13 or Section 15(d) of the Exchange Act readily available and accessible on a web site maintained by or for the Company and containing information about the Company; each document incorporated by reference in the Prospectus and the Disclosure Package, when it became effective or was filed with the Commission, as applicable, conformed in all material respects to the requirements of the Securities Act and the Securities Act Regulations, or the Exchange Act and the Exchange Act Regulations, as applicable, and none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and any further documents so filed and incorporated by reference in the Prospectus and the Disclosure Package or any further amendment or supplement thereto, when such documents become effective or are filed with the Commission, as applicable, will conform in all material respects to the requirements of the Securities Act and the Securities Act Regulations, or the Exchange Act and the Exchange Act Regulations, as applicable, and will not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

(o) as of 6:00 pm (Eastern time) on the date of this Agreement (the “Initial Sale Time”), the Disclosure Package did not contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; when considered together with the Disclosure Package as of the Initial Sale Time, each Issuer Free Writing Prospectus, if any, identified in Schedule II hereto and filed or used prior to the Initial Sale Time, did not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no warranty or representation with respect to any information contained in or omitted from the Disclosure Package in reliance upon and in conformity with the information furnished in writing by or on behalf of the Underwriters through the Representatives to the Company expressly for use therein (that information being limited to that described in the last sentence of the first paragraph of Section 9(b) hereof);

(p) each Issuer Free Writing Prospectus, as of its issue date and at all subsequent times through the completion of the public offer and sale of the Shares did not, does not and will not include any information that conflicted, conflicts or will conflict with the information contained in the Registration Statement, including any document incorporated by reference therein that has not been superseded or modified;

(q) the Company is eligible to use Free Writing Prospectuses in connection with this offering pursuant to Rules 164 and 433 of the Securities Act Regulations; any Free Writing Prospectus that the Company is required to file pursuant to Rule 433(d) of the Securities Act Regulations has been, or will be, filed with the Commission in accordance with the requirements of the Securities Act and the Securities Act Regulations; and each Free Writing Prospectus that the Company has filed, or is required to file, pursuant to Rule 433(d) of the Securities Act Regulations or that was prepared by or on behalf of or used by the Company complies or will comply in all material respects with the requirements of the Securities Act and the Securities Act Regulations;

(r) except for the Issuer Free Writing Prospectuses identified in Schedule II hereto, and any electronic road show relating to the public offering of the Shares contemplated herein, the Company has not prepared, used or referred to, and will not, without the prior consent of the Representatives, prepare, use or refer to, any Free Writing Prospectus;

(s) the Preliminary Prospectus, the Prospectus and any Issuer Free Writing Prospectus (to the extent any such Issuer Free Writing Prospectus was required to be filed with the Commission) delivered to the Underwriters for use in connection with the public offering of the Shares contemplated herein have been and will be identical (other than formatting changes) to the versions of such documents transmitted to the Commission for filing via EDGAR, except to the extent permitted by Regulation S-T;

(t) the Company filed the Registration Statement with the Commission before using any Issuer Free Writing Prospectus; each Issuer Free Writing Prospectus was preceded or accompanied by the most recent Preliminary Prospectus satisfying the requirements of Section 10 of the Securities Act;

(u) other than as set forth in both the Prospectus and the Disclosure Package and except as to matters that have been previously disclosed to the Underwriters that would not reasonably be expected to result in a Material Adverse Effect, there are no actions, suits, arbitrations, claims, proceedings, inquiries or investigations pending or, to the Company’s knowledge, threatened against the Company or any Subsidiary, or any of their respective properties, or to the Company’s knowledge, directors, officers or affiliates at law or in equity, or before or by any Governmental Authority;

(v) the financial statements, including the notes thereto, included in (or incorporated by reference into) each of the Registration Statement, the Prospectus and the Disclosure Package present fairly the consolidated financial position of the entities to which such financial statements relate (the “Covered Entities”) as of the dates indicated and the consolidated results of operations, stockholders’ equity and cash flows of the Covered Entities for the periods specified; except as disclosed in the Disclosure Package, such financial statements have been prepared in conformity with generally accepted accounting principles as applied in the United States and on a consistent basis during the periods involved and in accordance with Regulation S-X promulgated by the Commission; the financial statement schedules included in (or incorporated by reference into) the Registration Statement and the amounts in both the Prospectus and the Disclosure Package under the captions “Prospectus Supplement Summary – Summary Consolidated Financial Data” and “Selected Consolidated Financial Data” fairly present the information shown therein and have been compiled on a basis consistent with the financial statements included in each of the Registration Statement, the Prospectus and the Disclosure Package; no other financial statements or supporting schedules are required to be included in the Registration Statement, the Prospectus or the Disclosure Package;

(w) Grant Thornton LLP, whose reports on the consolidated financial statements of the Company and the Subsidiaries are filed with the Commission as part of each of the Registration Statement, the Prospectus and the Disclosure Package or are incorporated by reference therein, and any other accounting firm that has certified Company financial statements and delivered its reports with respect thereto, are, and were during the periods covered by their reports, independent public accountants as required by the Securities Act and the Securities Act Regulations are registered with the Public Company Accounting Oversight Board;

(x) subsequent to the respective dates as of which information is given in each of the Registration Statement, the Prospectus and the Disclosure Package, and except as may be otherwise disclosed in such documents, there has not been (i) any event, circumstance or change particularly impacting the Company and its Subsidiaries as a whole that has, or would reasonably be expected to have, a Material Adverse Effect, (ii) any transaction, other than in the ordinary course of business, which is material to the Company and the Subsidiaries taken as a whole, entered into by the Company or any Subsidiary, (iii) any obligation, contingent or otherwise, directly or indirectly incurred by the Company or any Subsidiary, other than in the ordinary course of business, which is material to the Company and the Subsidiaries taken as a whole, or (iv) any dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock, or any purchase by the Company of any of its outstanding capital stock;

(y) the Shares and this Agreement conform in all material respects to the descriptions thereof contained in each the Registration Statement, the Prospectus and the Disclosure Package;

(z) except as disclosed in both the Prospectus and the Disclosure Package, there are no persons with registration or other similar rights to have any equity or debt securities, including securities which are convertible into or exchangeable for equity securities, registered pursuant to the Registration Statement or otherwise registered by the Company under the Securities Act, except for those registration or similar rights which have been waived or do not apply with respect to the offering contemplated by this Agreement, all of which registration or similar rights are fairly summarized in both the Prospectus and the Disclosure Package;

(aa) the Shares have been duly authorized for issuance, sale and delivery pursuant to this Agreement and, when issued and delivered by the Company against payment therefor in accordance with the terms of this Agreement, will be duly and validly issued and fully paid and nonassessable, free and clear of any pledge, lien, encumbrance, security interest or other claim, and the issuance, sale and delivery of the Shares by the Company are not subject to any preemptive right, co-sale right, registration right, right of first refusal or other similar right of stockholders arising by operation of law, under the Charter Documents of the Company (other than, if applicable, the restrictions on foreign ownership set forth in the Charter Documents), under any agreement to which the Company is a party or otherwise;

(bb) the Shares have been approved for listing on the NYSE, subject to official notice of issuance;

(cc) none of the Company, any of its Subsidiaries or any of its directors, officers, representatives or affiliates have taken, directly or indirectly, any action intended, or which might reasonably be expected, to cause or result, under the Securities Act, the Exchange Act or otherwise, or which has constituted, stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares;

(dd) none of the Company, any of its Subsidiaries or any of their respective affiliates (i) is required to register as a “broker” or “dealer” in accordance with the Exchange Act Regulations, or (ii) directly, or indirectly through one or more intermediaries, controls or has any other association or affiliation with (within the meaning of Article I of the By-laws of the Financial Industry Regulatory Authority (“FINRA”)) any member firm of FINRA;

(ee) any certificate signed by any officer of the Company delivered to the Underwriters or to counsel for the Underwriters pursuant to or in connection with this Agreement shall be deemed a representation and warranty by the Company to the Underwriters as to the matters covered thereby;

(ff) the forms of the certificates used to evidence the Common Stock comply in all material respects with all applicable statutory requirements and with any applicable requirements of the Charter Documents of the Company and the requirements of the NYSE;

(gg) each of the Company and the Subsidiaries has legal, valid and defensible title to all assets and properties reflected as owned by them in both the Prospectus and the Disclosure Package (whether through fee ownership, mineral estates or similar rights of ownership), with title investigations having been carried out by or on behalf of such person in accordance with reasonable practice in the industries and in the areas in which the Company and the Subsidiaries operate, and good and marketable title to substantially all other real and personal property reflected as assets owned by them in the Prospectus and the Disclosure Package, in each case free and clear of all liens, security interests, pledges, charges, encumbrances, mortgages and defects, except such as are disclosed in both the Prospectus and the Disclosure Package or as would not reasonably be expected to have a Material Adverse Effect; and any real property or personal property held under lease by the Company or any Subsidiary is held under a lease that is valid, existing and enforceable by the Company or such Subsidiary, with such exceptions as are disclosed in both the Prospectus and the Disclosure Package or as would not reasonably be expected to have a Material Adverse Effect, and neither the Company nor any Subsidiary has received any notice of any material claim of any sort that has been asserted by anyone adverse to the rights of the Company or such Subsidiary under any such lease;

(hh) the descriptions in both the Prospectus and the Disclosure Package of the legal or governmental proceedings, contracts, leases and other legal documents therein described present fairly the information required to be shown, and there are no legal or governmental proceedings, contracts, leases, or other documents of a character required to be described in both the Prospectus and the Disclosure Package or to be filed as exhibits to the Registration Statement that are not described or filed as required; all agreements between the Company or any of the Subsidiaries and third parties expressly referenced in both the Prospectus and the Disclosure Package are legal, valid and binding obligations of the Company or one or more of the Subsidiaries, enforceable in accordance with their respective terms, except to the extent enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally and by general equitable principles;

(ii) each of the Company and the Subsidiaries owns or possesses such licenses or other rights to use all patents, trademarks, service marks, trade names, copyrights, software and design licenses, trade secrets, manufacturing processes, other intangible property rights and know-how (collectively “Intellectual Property”), as are necessary to entitle the Company to conduct the Company’s or such Subsidiary’s business described in both the Prospectus and the Disclosure Package, and neither the Company nor any such Subsidiary has received written notice of any infringement of or conflict with (and the Company does not know of any such infringement of or conflict with) asserted rights of others with respect to any Intellectual Property which would reasonably be expected to have a Material Adverse Effect;

(jj) (x) the Company has established and maintains disclosure controls and procedures (as such term is defined in Rule 13a-15(e) under the Exchange Act), which (i) are designed to ensure that material information relating to the Company, including its consolidated subsidiaries, is made known to the Company’s principal executive officer and its principal financial officer by others within those entities, particularly during the periods in which the periodic reports required under the Exchange Act are being prepared, (ii) have been evaluated for effectiveness as of the end of the Company’s most recently ended fiscal quarter, and (iii) are effective in all material respects to perform the functions for which they were established, and (y) based on the evaluation of its disclosure and internal financial controls and procedures, the Company is not aware of (a) any significant deficiency or material weakness in the design or operation of its internal controls over financial reporting which are reasonably likely to adversely affect the Company’s ability to record, process, summarize and report financial information to management and the Company’s board of directors, or (b) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s internal control over financial reporting.  Since the most recent evaluation of the Company’s disclosure and internal financial controls and procedures described above, there have been no significant changes in internal control over financial reporting or in other factors that could significantly affect internal control over financial reporting;

(kk) the Company and each of the Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles as applied in the United States and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences;

(ll) except as otherwise disclosed in the Prospectus and the Disclosure Package, neither the Company nor any Subsidiary has any off-balance sheet transactions, arrangements, obligations (including contingent obligations), or any other similar relationships with unconsolidated entities or other persons;

(mm) except where such failure to file or pay an assessment or lien would not in the aggregate reasonably be expected to have a Material Adverse Effect or where such matters are the result of a pending bona fide dispute with taxing authorities, (i) each of the Company and the Subsidiaries has accurately prepared and timely filed any and all federal, state, foreign and other tax returns that are required to be filed by it, if any, and has paid or made provision for the payment of all taxes, assessments, governmental or other similar charges, including without limitation, all sales and use taxes and all taxes which the Company or such Subsidiary is obligated to withhold from amounts owing to employees, creditors and third parties, with respect to the periods covered by such tax returns (whether or not such amounts are shown as due on any tax return), (ii) no deficiency assessment with respect to a proposed adjustment of the Company’s or any Subsidiary’s federal, state, local or foreign taxes is pending or, to the best of the Company’s knowledge, threatened; (iii) since the date of the most recent audited consolidated financial statements, neither the Company nor any Subsidiary has incurred any liability for taxes other than in the ordinary course of its business; and (iv) there is no tax lien, whether imposed by any federal, state, foreign or other taxing authority, outstanding against the assets, properties or business of the Company or any Subsidiary;

(nn) except as described in the Prospectus and the Disclosure Package, each of the Company and the Subsidiaries carries, or is covered by, insurance (issued by insurers of recognized financial responsibility to the best knowledge of the Company) in such amounts and covering such risks as is appropriate for the conduct of their respective businesses and the value of the assets held by them and as is customary for companies engaged in businesses similar to the business of the Company or such Subsidiary, all of which insurance is in full force and effect;

(oo) the Company and each of the Subsidiaries are in compliance with all presently applicable provisions of the Employee Retirement Income Security Act of 1974, as amended, including the regulations and published interpretations thereunder (“ERISA”); no “reportable event” (as defined in ERISA) has occurred with respect to any “pension plan” (as defined in ERISA) for which the Company or any of the Subsidiaries would have any liability; the Company and each of the Subsidiaries have not incurred and do not expect to incur liability under (i) Title IV of ERISA with respect to termination of, or withdrawal from, any “pension plan” or (ii) Section 412 or 4971 of the Internal Revenue Code of 1986, as amended, including the regulations and published interpretations thereunder (“Code”); and each “pension plan” for which the Company and each of its Subsidiaries would have any liability that is intended to be qualified under Section 401(a) of the Code is so qualified and nothing has occurred, whether by action or by failure to act, which would cause the loss of such qualification, except as would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect;

(pp) none of the Company, any Subsidiary or, to the Company’s knowledge, any officer, director, agent or employee purporting to act on behalf of the Company or any Subsidiary, has at any time, directly or indirectly, (i) made any contributions to any candidate for political office, or failed to disclose fully any such contributions, in violation of law, (ii) made any payment to any state, federal or foreign governmental officer or official, or other person charged with similar public or quasi-public duties, other than payments required or allowed by applicable law (including the Foreign Corrupt Practices Act of 1977, as amended (the “FCPA”)), (iii) engaged in any transactions or maintained any bank account on behalf of the Company or a Subsidiary or used any corporate funds except for transactions, bank accounts and funds which have been and are reflected in the normally maintained books and records of the Company and each Subsidiary, (iv) violated any provision of the FCPA, or (v) made any other unlawful payment;

(qq) except (i) as otherwise disclosed in both the Prospectus and the Disclosure Package, (ii) for certain Subsidiaries’ guarantees of the Company’s indebtedness under its credit facility and (iii) for parent guarantees provided in the ordinary course of the Company’s business, there are no outstanding loans or advances or guarantees of indebtedness by the Company or any Subsidiary to or for the benefit of any of the executive officers, directors, affiliates or representatives of the Company or any Subsidiary or any of the members of the families of any of them;

(rr) all securities issued by the Company, any of the Subsidiaries or any trusts established by the Company or any Subsidiary, have been or will be issued and sold in compliance with (i) all applicable federal and state securities laws, (ii) the laws of the applicable jurisdiction of incorporation of the issuing entity and, (iii) to the extent applicable to the issuing entity, the requirements of the NYSE;

(ss) except as described in both the Prospectus and the Disclosure Package or as would not in the aggregate reasonably be expected to have a Material Adverse Effect, (i) neither the Company nor any Subsidiary is in violation of any Legal Requirement or binding rule of common law or any judicial or administrative interpretation thereof, relating to pollution or protection of human health, the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata), natural resources or wildlife, including, without limitation, laws and regulations relating to the release or threatened release of chemicals,  pollutants, contaminants, wastes, toxic substances, hazardous substances, petroleum or petroleum products, asbestos-containing materials or mold (collectively, “Hazardous Materials”) or to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials (collectively, “Environmental Laws”), (ii) each of the Company and the Subsidiaries has all permits, authorizations and approvals required under any applicable Environmental Laws to conduct their respective businesses and are each in compliance with their requirements, (iii) there are no pending or, to the Company’s knowledge, threatened administrative, regulatory or judicial actions, suits, demands, demand letters, claims, liens, notices of noncompliance or violation, investigation or proceedings relating to any Environmental Law against the Company or any Subsidiary, and (iv) to the Company’s knowledge, there are no events or circumstances that would reasonably be expected to form the basis of an order for investigation, clean-up or remediation, or an action, suit or proceeding by any private party or Governmental Authority, against or affecting the Company or any Subsidiary relating to Hazardous Materials or any Environmental Laws; and (v) neither the Company nor any Subsidiary anticipates material capital expenditures relating to Environmental Laws or changes in processes or operations relating to any Environmental Laws;

(tt) in connection with this offering, the Company has not offered and will not offer its Common Stock or any other securities convertible into or exchangeable or exercisable for Common Stock in a manner in violation of the Securities Act; except as described in the Prospectus and the Disclosure Package, the Company has not issued any of its Common Stock or any other securities convertible into or exchangeable or exercisable for Common Stock that is (x) required to be registered under the Securities Act and was not so registered or (y) required to be integrated for purposes of the Securities Act or Securities Act Regulations with the sale of the Shares and the offering of the Shares by the Underwriters, as contemplated by this Agreement; the Company has not, prior to the date hereof, made any other offer or sale of securities that is required to be integrated with this offering; and the Company has not distributed and will not distribute any offering material in connection with the offer and sale of the Shares except for the Preliminary Prospectus, the Prospectus, any Issuer Free Writing Prospectus, the Registration Statement or any audio or visual materials distributed and re-collected with the Representatives’ approval in connection with the road show presentation relating to this offering;

(uu) the Company has complied and will comply with all the provisions of Florida Statutes, Section 517.075 (Chapter 92-198, Laws of Florida); and neither the Company nor any of its Subsidiaries or affiliates does business with the government of Cuba or with any person or affiliate located in Cuba within the meaning of such statute;

(vv) except with respect to the Underwriters, the Company has not incurred any liability for any finder’s fees or similar payments in connection with the transactions contemplated hereby;

(ww) no forward-looking statement (within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act) contained in the Prospectus or the Disclosure Package has been made or reaffirmed without a reasonable basis or has been disclosed other than in good faith;

(xx) no relationship, direct or indirect, exists between or among the Company or any of the Subsidiaries on the one hand, and the directors, officers, stockholders, customers or suppliers of the Company or any of the Subsidiaries on the other hand, which would be required by the Securities Act and the Securities Act Regulations to be described in the Registration Statement, the Prospectus and the Disclosure Package which is not so disclosed therein;

(yy) neither the Company nor any of the Subsidiaries is, and after giving effect to the offering and sale of the Shares neither will be, an “investment company” or an entity “controlled” by an “investment company”, as such terms are defined in the Investment Company Act of 1940, as amended (the “Investment Company Act”);

(zz) there are no existing or, to the Company’s knowledge, threatened, labor disputes with the employees of the Company or any of the Subsidiaries which would, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect;

(aaa) the Company, the Subsidiaries and any of their respective officers and directors, in their capacities as such, are in compliance in all material respects with the applicable provisions of the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”) and the rules and regulations promulgated thereunder;

(bbb) each of the Company and its Subsidiaries, and, to the Company’s knowledge, each of their affiliates and any director, officer, agent or employee of, or other person associated with or acting on behalf of, the Company has acted at all times in compliance in all material respects with applicable Export and Import Laws (as defined below) and there are no claims, complaints, charges, investigations or proceedings pending or, to the Company’s knowledge, threatened between the Company or any of its Subsidiaries and any Governmental Authority under any Export or Import Laws. The term “Export and Import Laws” means the Arms Export Control Act, the International Traffic in Arms Regulations, the Export Administration Act of 1979, as amended, the Export Administration Regulations, The Trading with the Enemy Act, the International Emergency Economic Powers Act, and sanctions regulations issued pursuant to those statutory authorities prohibiting unlicensed transactions (including exports of services, data, or goods) with sanctioned countries or entities, and all other laws and regulations of the United States government regulating the provision of services to non-U.S. parties or the export and import of articles or information from and to the United States of America, and all similar laws and regulations of any foreign government regulating the provision of services to parties not of the foreign country or the export and import of articles and information from and to the foreign country to parties not of the foreign country;

(ccc) to the Company’s knowledge, there have been no allegations of any violations of export control rules by the Company or any of its Subsidiaries, including allegations by any Governmental Authority, and no investigations of any export control matters of the Company or its Subsidiaries by any Governmental Authority;

(ddd) neither the Company nor any of its Subsidiaries, nor, to the Company’s knowledge, any of its affiliates or any director, officer, agent or employee of, or other person associated with or acting on behalf of, the Company, is currently subject to any United States sanctions administered by the Office of Foreign Assets Control of the United States Treasury Department (“OFAC”); and the Company will not directly or indirectly use the proceeds of the offering, or lend, contribute or otherwise make available such proceeds to any Subsidiary, partner or joint venturer or other person or entity, for the purpose of financing the activities of any person currently subject to any United States sanctions administered by OFAC;

(eee) the operations of the Company and its Subsidiaries and, to the Company’s knowledge, its affiliates are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the Money Laundering Control Act of 1986, as amended, the Bank Secrecy Act, as amended, the United and Strengthening of America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act (USA PATRIOT Act) of 2001, as any other money laundering statutes of all jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any Governmental Authority (collectively, the “Money Laundering Laws”), except for any such non-compliance as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, and no action, suit or proceeding by or before any Governmental Authority or any arbitrator involving the Company or any of it Subsidiaries, or, to the Company’s knowledge, any of its affiliates, with respect to the Money Laundering Laws is pending or, to the Company’s knowledge, threatened;

(fff) the Company has complied, and will use its commercially reasonable efforts to comply, with the citizenship requirements of certain U.S. maritime laws, including the Foreign Dredge Act of 1906, as amended, the Merchant Marine Act of 1920, as amended (also known as the “Jones Act”), and the U.S. vessel documentation laws, as amended (also know as the “Vessel Documentation Act”), prohibiting foreign ownership or control of persons engaged in transporting merchandise or passengers or dredging in the navigable waters of the U.S.;

(ggg) each of the Company and the Subsidiaries has complied in all material respects with all Legal Requirements governing or applicable to its Government Contracts and Government Bids, each as hereinafter defined, including the material terms and conditions of all such Government Contracts and Government Bids; to the Company’s knowledge, each Government Contract performed or being performed by the Company or any Subsidiary was legally and properly awarded to the Company or such Subsidiary and, if performance is ongoing, each Government Contract is currently valid; neither the Company nor any Subsidiary has, in obtaining or performing any Government Contract, violated any laws, regulations, rules, directives, requirements or procedures of any Governmental Authority or any other applicable Legal Requirement that would reasonably be expected to have a Material Adverse Effect; there exist (i) no outstanding claims (including, but not limited to, termination settlement proposals), contracting officer’s final decisions, requests for equitable adjustment or other contractual action(s) for relief against the Company or any Subsidiary, by a Governmental Authority or by any prime contractor, subcontractor or other person, arising under or relating to any Government Contract or Government Bid, and (ii) no disputes between the Company or any Subsidiary and any Governmental Authority or between the Company or any Subsidiary and any prime contractor, subcontractor or other person, arising under or relating to any Government Contract or Government Bid that would reasonably be expected to have a Material Adverse Effect; neither the Company nor any Subsidiary has an interest in any pending or potential claim, request for equitable adjustment, action, litigation or appeal under the Contract Disputes Act of 1978, as amended, and/or under or related to the disputes clause of any contract against any Governmental Authority or involving any prime contractor or subcontractor; for the purposes of this paragraph, (A) “Government Contract” means any prime contract, subcontract, teaming agreement, joint venture, basic ordering agreement, pricing agreement, letter contract, grant, cooperative agreement, or other mutually binding legal agreement between the Company or any Subsidiary and (x) any Governmental Authority, (y) any prime contractor of any Governmental Authority, or (z) any subcontractor of any Governmental Authority; provided that a task order, purchase order or delivery order under a Government Contract shall not constitute a separate Government Contract for purposes of this definition, but shall be part of the Government Contract to which it relates and (B) “Government Bid” shall mean any written quotations, bids or proposals that, if accepted, would bind the Company or any Subsidiary to perform the resultant Government Contract.

4. Certain Covenants of the Company:

The Company hereby agrees with each Underwriter:

(a) to furnish such information as may be required and otherwise to cooperate in qualifying the Shares for offering and sale under the securities or blue sky laws of such jurisdictions (both domestic and foreign) as the Representatives may designate and to maintain such qualifications in effect as long as requested by the Representatives for the distribution of the Shares, provided that the Company shall not be required to qualify as a foreign corporation or to consent to the service of process under the laws of any such jurisdiction (except service of process with respect to the offering and sale of the Shares);

(b) that if, at the time this Agreement is executed and delivered, it is necessary for a post-effective amendment to the Registration Statement to be declared effective before the offering of the Shares may commence, the Company will endeavor to cause such post-effective amendment to become effective as soon as possible and will advise the Representatives promptly and, if requested by the Representatives, will confirm such advice in writing, when such post-effective amendment has become effective

(c) to prepare the Prospectus in a form approved by the Underwriters and file such Prospectus with the Commission pursuant to Rule 424(b) under the Securities Act not later than 10:00 a.m. (New York City time), on the day following the execution and delivery of this Agreement or on such other day as the parties may mutually agree and to furnish promptly (and with respect to the initial delivery of such Prospectus, not later than 10:00 a.m. (New York City time) on the day following the execution and delivery of this Agreement or on such other day as the parties may mutually agree to the Underwriters copies of the Prospectus (or of the Prospectus as amended or supplemented if the Company shall have made any amendments or supplements thereto after the effective date of the Registration Statement) in such quantities and at such locations as the Underwriters may reasonably request for the purposes contemplated by the Securities Act Regulations, which Prospectus and any amendments or supplements thereto furnished to the Underwriters will be identical to the version transmitted to the Commission for filing via EDGAR, except to the extent permitted by Regulation S-T;

(d) to advise the Representatives promptly and (if requested by the Representatives) to confirm such advice in writing, when the Registration Statement has become effective and when any post-effective amendment thereto becomes effective under the Securities Act Regulations;

(e) to furnish a copy of each proposed Free Writing Prospectus to the Representatives and counsel for the Underwriters and obtain the consent of the Representatives (not to be unreasonably withheld, conditioned or delayed) prior to referring to, using or filing with the Commission any Free Writing Prospectus pursuant to Rule 433(d) of the Securities Act Regulations, other than the Issuer Free Writing Prospectuses, if any, identified in Schedule II hereto;

(f) to comply with the requirements of Rules 164 and 433 of the Securities Act Regulations applicable to any Issuer Free Writing Prospectus, including timely filing with the Commission, legending and record keeping, as applicable;

(g) to advise the Representatives immediately, confirming such advice in writing, of (i) the receipt of any comments from, or any request by, the Commission for amendments or supplements to the Registration Statement, the Preliminary Prospectus, the Prospectus or any Issuer Free Writing Prospectus, or for additional information with respect thereto, (ii) the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of any order preventing or suspending the use of the Preliminary Prospectus, the Prospectus or any Issuer Free Writing Prospectus, or of the suspension of the qualification of the Shares for offering or sale in any jurisdiction, or of the initiation or threatening of any proceedings for any of such purposes and, if the Commission or any other government agency or authority should issue any such order, to make every reasonable effort to obtain the lifting or removal of such order as soon as possible, (iii) any examination pursuant to Section 8(e) of the Securities Act concerning the Registration Statement, or (iv) if the Company becomes subject to a proceeding under Section 8A of the Securities Act in connection with the public offering of Shares contemplated herein; to advise the Representatives promptly of any proposal to amend or supplement the Registration Statement, the Preliminary Prospectus, the Prospectus or any Issuer Free Writing Prospectus and to file no such amendment or supplement to which the Representatives shall reasonably object in writing;

(h) to furnish to the Underwriters for a period of two years from the date of this Agreement (i) as soon as available, copies of all annual, quarterly and current reports or other communications supplied to holders of shares of Common Stock, (ii) as soon as practicable after the filing thereof, copies of all reports filed by the Company with the Commission, FINRA or any securities exchange (provided that the filing of same with EDGAR or any successor system of the Commission shall be deemed to satisfy the obligation to furnish any material required to be furnished hereunder), and (iii) such other information as the Underwriters may reasonably request regarding the Company and the Subsidiaries;

(i) to advise the Underwriters promptly of the happening of any event or development known to the Company within the time during which a Prospectus relating to the Shares (or in lieu thereof the notice referred to in Rule 173(a) of the Securities Act Regulations) is required to be delivered under the Securities Act Regulations which, in the judgment of the Company or in the reasonable opinion of the Representatives or counsel for the Underwriters, (i) would require the making of any change in the Prospectus or the Disclosure Package so that the Prospectus or the Disclosure Package would not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, (ii) causes or would cause any Issuer Free Writing Prospectus to not comply with the requirements of Rule 433(c) of the Securities Act Regulations, or (iii) would require the Prospectus or the Disclosure Package to be amended or supplemented in order for such document to comply with any law and, during such time, to promptly prepare and furnish to the Underwriters copies of the proposed amendment or supplement before filing any such amendment or supplement with the Commission and thereafter promptly furnish at the Company’s own expense to the Underwriters and to dealers, copies in such quantities and at such locations as the Representatives may from time to time reasonably request of an appropriate amendment or supplement to the Prospectus or the Disclosure Package so that the Prospectus or the Disclosure Package as so amended or supplemented will not, in the light of the circumstances when it (or in lieu thereof the notice referred to in Rule 173(a) of the Securities Act Regulations) is so delivered, be misleading or, in the case of any Issuer Free Writing Prospectus, not comply with the requirements of Rule 433(c) of the Securities Act Regulations, or so that the Prospectus or the Disclosure Package will comply with the law;

(j) to file promptly with the Commission any amendment or supplement to the Registration Statement, any Preliminary Prospectus, the Prospectus or any Issuer Free Writing Prospectus that may, in the judgment of the Company or the Representatives, be required by the Securities Act or requested by the Commission;

(k) prior to filing with the Commission any amendment or supplement to the Registration Statement, any Preliminary Prospectus, the Prospectus or any Issuer Free Writing Prospectus, to furnish a copy thereof to the Representatives and counsel for the Underwriters and obtain the consent of the Representatives to the filing (which consent shall not be unreasonably withheld, conditioned or delayed);

(l) to furnish promptly to each Representatives a signed copy of the Registration Statement, as initially filed with the Commission, and of all amendments or supplements thereto (including all exhibits filed therewith or incorporated by reference therein) and such number of conformed copies of the foregoing as the Representatives may reasonably request;

(m) to furnish to the Representatives, not less than two business days before filing with the Commission, during the period referred to in paragraph (i) above, a copy of any document proposed to be filed with the Commission pursuant to Section 13, 14, or 15(d) of the Exchange Act and during the period of two years hereafter to file all such documents in the manner and within the time periods required by the Exchange Act and the Exchange Act Regulations;

(n) to apply the net proceeds of the sale of the Shares in accordance with its statements under the caption “Use of Proceeds” in the Disclosure Package and the Prospectus;

(o) to make generally available to its security holders and to deliver to the Representatives as soon as practicable, but in any event not later than the end of the fiscal quarter first occurring after the first anniversary of the effective date of the Registration Statement an earnings statement complying with the provisions of Section 11(a) of the Securities Act (in form, at the option of the Company, complying with the provisions of Rule 158 of the Securities Act Regulations,) covering a period of 12 months beginning after the effective date of the Registration Statement;

(p) to use its reasonable best efforts to maintain the listing of the Shares on the NYSE and to file with the NYSE all documents and notices required by the NYSE of companies that have securities that are traded on and quotations for which are reported by the NYSE;

(q) to take all necessary actions to ensure that, upon and at all times after the NYSE shall have approved the Shares for listing, it will be in compliance with all applicable corporate governance requirements set forth in the NYSE rules that are then in effect and, with respect to other applicable corporate governance requirements set forth in the NYSE rules not currently in effect, the Company is taking such steps to ensure that it will be in compliance with such requirements upon and all times after the effectiveness thereof;

(r) to maintain, at its expense, a registrar and transfer agent for the Shares;

(s) to refrain, from the date hereof until 90 days after the date of the Prospectus, without the prior written consent of the Representatives, from, directly or indirectly, (i) offering, pledging, selling, contracting to sell, selling any option or contract to purchase, purchasing any option or contract to sell, granting any option for the sale of, or otherwise disposing of or transferring, (or entering into any transaction or device which is designed to, or could be expected to, result in the disposition by any person at any time in the future of), any share of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock, or filing any registration statement under the Securities Act with respect to any of the foregoing, or (ii) entering into any swap or any other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of the Common Stock, whether any such swap or transaction described in clause (i) or (ii) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise.  The foregoing sentence shall not apply to (A) the Shares to be sold hereunder, (B) any shares of Common Stock issued by the Company upon the exercise of an option outstanding on the date hereof and referred to in the Prospectus; or (C) the issuance by the Company of shares of Common Stock or options to purchase Common Stock to the Company’s employees pursuant to the Company’s stock incentive plans described in the Prospectus;

(t) not to, and to use its best efforts to cause its officers, directors and affiliates not to, (i) take, directly or indirectly prior to termination of the underwriting syndicate contemplated by this Agreement, any action designed to stabilize or manipulate the price of any security of the Company, or which may cause or result in, or which might in the future reasonably be expected to cause or result in, the stabilization or manipulation of the price of any security of the Company, to facilitate the sale or resale of any of the Shares, (ii) sell, bid for, purchase or pay anyone any compensation for soliciting purchases of the Shares other than contemplated herein or (iii) pay or agree to pay to any person (other than the Underwriters) any compensation for soliciting any order to purchase any other securities of the Company;

(u) to cause each of the persons listed on Schedule III hereto to furnish to the Representatives, prior to the Initial Sale Time, a letter or letters, substantially in the form of Exhibit A hereto (the “Lock-Up Letter Agreement”);

(v) that the Company shall maintain for the Company and its Subsidiaries, as appropriate, Directors and Officers liability insurance in an amount deemed advisable by the Company in its reasonable discretion;

(w) if, at any time during the 90-day period after the date of the Prospectus, any rumor, publication or event relating to or affecting the Company shall occur as a result of which, in the reasonable opinion of the Representatives, the market price of the Common Stock has been or is likely to be materially affected (regardless of whether such rumor, publication or event necessitates a supplement to or amendment of the Prospectus) and after written notice from the Representatives advising the Company to the effect set forth above, to forthwith prepare, consult with the Representatives concerning the substance of, and, upon the mutual agreement of the Company and the Representatives, disseminate a press release or other public statement, reasonably satisfactory to the Representatives, responding to or commenting on such rumor, publication or event; and

(x) that the Company will comply with all of the provisions of any undertakings in the Registration Statement.

5. Payment of Expenses:

(a) The Company agrees to pay all costs and expenses incident to the  performance of its obligations under this Agreement, whether or not the transactions contemplated hereunder are consummated or this Agreement is terminated, including expenses, fees and taxes in connection with (i) the preparation and filing of the Registration Statement, each Preliminary Prospectus, the Prospectus, any Issuer Free Writing Prospectus and any amendments or supplements thereto, and the printing and furnishing of copies of each thereof to the Underwriters and to dealers (including costs of mailing and shipment), (ii) the preparation, issuance and delivery of the certificates for the Shares to the Underwriters, including any stock or other transfer taxes or duties payable upon the sale of the Shares to the Underwriters, (iii) the printing of this Agreement and any dealer agreements and furnishing of copies of each to the Underwriters and to dealers (including costs of mailing and shipment), (iv) the qualification of the Shares for offering and sale under state laws that the Company and the Representatives have mutually agreed are appropriate and the determination of their eligibility for investment under state law as aforesaid (including the legal fees and filing fees and other disbursements of counsel for the Underwriters and the printing and furnishing of copies of any blue sky surveys or legal investment surveys to the Underwriters and to dealers, (v) filing for review of the public offering of the Shares by FINRA (including the legal fees and filing fees and other disbursements of counsel for the Underwriters relating thereto), (vi) the fees and expenses of any transfer agent or registrar for the Shares and miscellaneous expenses referred to in the Registration Statement, (vii) the fees and expenses incurred in connection with the listing of the Shares on the NYSE, (viii) making road show presentations with respect to the offering of the Shares, (ix) preparing and distributing copies of transaction documents for the Representatives and their legal counsel and (x) the performance of the Company’s other obligations hereunder; provided that the Representatives (acting collectively) will reimburse the Company for up to $200,000 of expenses incurred by the Company in the performance of the Company's obligations under this Agreement.  Upon the request of the Representatives, the Company will provide funds in advance for filing fees.

(b) The Company agrees to reimburse the Representatives for their reasonable out-of-pocket expenses in connection with the performance of its activities under this Agreement, including, but not limited to, costs such as printing, facsimile, courier service, direct computer expenses, accommodations and travel, but excluding the fees and expenses of the Underwriters’ outside legal counsel and any other advisors, accountants, appraisers, etc. (other than the fees and expenses of counsel with respect to state securities or blue sky laws and obtaining the filing for review of the public offering of the Shares by FINRA, all of which shall be reimbursed by the Company pursuant to the provisions of subsection (a) above).

(c) If this Agreement shall be terminated by the Underwriters, or any of them, because of any failure or refusal on the part of the Company to comply with the terms or to fulfill any of the conditions of this Agreement, or if for any reason the Company shall be unable to perform its obligations under this Agreement, the Company will reimburse the Underwriters or such Underwriters as have so terminated this Agreement with respect to themselves, severally, for all reasonable and documented out-of-pocket expenses (such as printing, facsimile, courier service, direct computer expenses, accommodations, travel and the fees and disbursements of Underwriters’ counsel) and any other advisors, accountants, appraisers, etc. reasonably incurred by such Underwriters in connection with this Agreement or the transactions contemplated herein.

6. Conditions of the Underwriters’ Obligations:

The obligations of the Underwriters hereunder to purchase Shares at the Closing Time or at each Option Closing Time, as applicable, are subject to the accuracy of the representations and warranties on the part of the Company hereunder on the date hereof and at the Closing Time and on each Option Closing Time, as applicable, the performance by the Company of its obligations hereunder and to the satisfaction of the following further conditions at the Closing Time or at each Option Closing Time, as applicable:

(a) The Company shall furnish to the Underwriters at the Closing Time and on each Option Closing Time (i) an opinion of Bracewell & Giuliani LLP, counsel for the Company, and (ii) an opinion of J. Cabell Acree, III, General Counsel of the Company, addressed to the Underwriters and dated the Closing Time and each Option Closing Time, as applicable, in form and substance reasonably satisfactory to Nelson Mullins Riley & Scarborough LLP, counsel for the Underwriters, to the effect set forth substantially in Exhibit B.

(b) The Representatives shall have received from Grant Thornton LLP letters dated, respectively: (i) the date of the Preliminary Prospectus included in the Disclosure Package; (ii) the date of any Issuer Free Writing Prospectus included in the Disclosure Package; (iii) the date of any Free Writing Prospectus included in the Disclosure Package; (iv) the date of this Agreement; (v) the Closing Time; and (vi) each Option Closing Time (if any), and addressed to the Representatives, in form and substance satisfactory to the Representatives, containing statements and information of the type specified in AU Section 634 “Letters for Underwriters and Certain other Requesting Parties” issued by the American Institute of Certified Public Accountants with respect to the financial statements, and certain financial information of the Company and the Subsidiaries included in the Registration Statement, the Prospectus and the Disclosure Package, and such other matters customarily covered by comfort letters issued in connection with registered public offerings; provided, that the letters delivered at the Closing Time and each Option Closing Time (if any) shall use a “cut-off” date no more than three business days prior to such date of the Pre-Pricing Prospectus, the Closing Time or such Option Closing Time, as the case may be.

In the event that the letters referred to above set forth any changes in indebtedness, decreases in total assets or retained earnings or increases in borrowings to the amounts disclosed in the Registration Statement, Disclosure Package and Prospectus, it shall be a further condition to the obligations of the Underwriters that (A) such letters shall be accompanied by a written explanation of the Company as to the significance thereof, unless the Representatives deem such explanation unnecessary, and (B) such changes, decreases or increases do not, in the sole judgment of the Representatives, make it impractical or inadvisable to proceed with the purchase and delivery of the Shares as contemplated by the Registration Statement.

(c) The Representatives shall have received at the Closing Time and on each Option Closing Time the favorable opinion of Nelson Mullins Riley & Scarborough LLP, dated the Closing Time or such Option Closing Time, addressed to the Representatives and in form and substance reasonably satisfactory to the Representatives.

(d) No amendment or supplement to the Registration Statement, the Prospectus or any document in the Disclosure Package shall have been filed after the execution of this Agreement to which the Underwriters shall have objected in writing.

(e) Prior to the Closing Time and each Option Closing Time (i) no stop order suspending the effectiveness of the Registration Statement or any order preventing or suspending the use of the Prospectus or any document in the Disclosure Package shall have been issued, and no proceedings for such purpose shall have been initiated or threatened, by the Commission, and no suspension of the qualification of the Shares for offering or sale in any jurisdiction, or the initiation or threatening of any proceedings for any of such purposes, shall have occurred; (ii) all requests for additional information on the part of the Commission shall have been complied with to the reasonable satisfaction of the Representatives; (iii) the Registration Statement shall not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and (iv) the Prospectus and the Disclosure Package shall not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(f) All filings with the Commission required by Rule 424 of the Securities Act Regulations to have been filed by the Closing Time shall have been made within the applicable time period prescribed for such filing by such Rule.

(g) Between the time of execution of this Agreement and the Closing Time or the relevant Option Closing Time there shall not have been any Material Adverse Change or any development reasonably likely to result in a Material Adverse Change, and (ii) no transaction which is material and unfavorable to the Company shall have been entered into by the Company or any of the Subsidiaries, in each case, which in the Representatives’ sole judgment, makes it impracticable or inadvisable to proceed with the public offering of the Shares as contemplated by the Registration Statement.

(h) The Shares shall have been approved for listing on the NYSE, subject to official notice of issuance.

(i) FINRA shall not have raised any objection with respect to the fairness and reasonableness of the underwriting terms and arrangements.

(j) The Representatives shall have received the Lock-Up Letter Agreements contemplated by Section 4 of this Agreement and such Lock-Up Letter Agreements shall be in full force and effect.

(k) The Company will, at the Closing Time and on each Option Closing Time, deliver to the Underwriters a certificate of the Company signed on its behalf by its Chief Executive Officer or Chief Financial Officer, in his or her capacity as an officer of the Company and without personal liability, to the effect that:

(i)
the representations and warranties of the Company in this Agreement are true and correct, as if made on and as of the Closing Time or any Option Closing Time, as applicable, and the Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Time or any Option Closing Time, as applicable;

(ii)
no stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereto and no order directed at any document incorporated by reference therein (“Incorporated Document”) has been issued and no proceedings for that purpose have been instituted or are pending or threatened under the Securities Act;

(iii)
the signers of such certificate have carefully examined the Registration Statement, the Prospectus, the Disclosure Package, any amendment or supplement thereto, and this Agreement, and when the Registration Statement became effective and at all times subsequent thereto up to the Closing Time or any Option Closing Time, as applicable, the Registration Statement and the Prospectus and the Preliminary Prospectus, and any amendments or supplements thereto and any Incorporated Documents, when such Incorporated Documents became effective or were filed with the Commission, contained all material information required to be included therein by the Securities Act or the Exchange Act and the applicable rules and regulations of the Commission thereunder, as the case may be, and in all material respects conformed to the requirements of the Securities Act or the Exchange Act and the applicable rules and regulations of the Commission thereunder, as the case may be; the Registration Statement and any amendments thereto, did not and, as of the Closing Time or any Option Closing Time, as applicable, does not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and the Prospectus and the Disclosure Package, and any amendments or supplements thereto, did not and as of the Closing Time or any Option Closing Time, as applicable, do not include any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and, since the effective date of the Registration Statement, there has occurred no event required to be set forth in an amendment or supplement to the Prospectus or the Disclosure Package which has not been so set forth; and

(iv)
subsequent to the respective dates as of which information is given in the Registration Statement, the Prospectus and the Disclosure Package, there has not been (a) any Material Adverse Change, (b) any transaction that is material to the Company and the Subsidiaries considered as one enterprise, except transactions entered into in the ordinary course of business, (c) any obligation, direct or contingent, that is material to the Company and the Subsidiaries considered as one enterprise, incurred by the Company or the Subsidiaries, except obligations incurred in the ordinary course of business, (d) any change in the capital stock or outstanding indebtedness of the Company or any Subsidiary (other than as contemplated therein) that is material to the Company and the Subsidiaries considered as one enterprise, (e) any dividend or distribution of any kind declared, paid or made on the capital stock of the Company or any Subsidiary, or (f) any loss or damage (whether or not insured) to the property of the Company or any Subsidiary which has been sustained or will have been sustained which has a Material Adverse Effect.

(l) The Company shall have furnished to the Underwriters such other documents and certificates as to the accuracy and completeness of any statement in the Registration Statement, the Prospectus and the Disclosure Package, the representations, warranties and statements of the Company contained herein, and the performance by the Company of its covenants contained herein, and the fulfillment of any conditions contained herein, as of the Closing Time or any Option Closing Time, as the Underwriters may reasonably request.

7. Termination:

The obligations of the several Underwriters hereunder shall be subject to termination in the absolute discretion of the Representatives, at any time prior to the Closing Time or any Option Closing Time, (i) if any of the conditions specified in Section 6 shall not have been fulfilled when and as required by this Agreement to be fulfilled, or (ii) if there has been since the respective dates as of which information is given in the Registration Statement, the Prospectus or the Disclosure Package, any Material Adverse Change, or any development that would reasonably be expected to result in a Material Adverse Change, or material adverse change in management of the Company or any Subsidiary, whether or not arising in the ordinary course of business, or (iii) if there has occurred any outbreak or escalation of hostilities or other national or international calamity or crisis or change in economic, political or other conditions, the effect of which on the United States or international financial markets is such as to make it, in the judgment of the Representatives, impracticable to market the Shares or enforce contracts for the sale of the Shares, or (iv) if trading in any securities of the Company has been suspended by the Commission or by the NYSE, or if trading generally on the NYSE has been suspended (including an automatic halt in trading pursuant to market-decline triggers, other than those in which solely program trading is temporarily halted), or limitations on prices for trading (other than limitations on hours or numbers of days of trading) have been fixed, or maximum ranges for prices for securities have been required, by such exchange or FINRA or by order of the Commission or any other governmental authority, or (v) if there has been any downgrade in the rating of any of the Company’s debt securities or preferred stock by any “nationally recognized statistical rating organization” (as defined for purposes of Rule 436(g) under the Securities Act), or (vi) any federal, state, local or foreign statute, regulation, rule or order of any court or other governmental authority has been enacted, published, decreed or otherwise promulgated which, in the reasonable opinion of the Representatives, materially adversely affects or will materially adversely affect the business or operations of the Company, or (vii) any action has been taken by any federal, state, local or foreign government or agency in respect of its monetary or fiscal affairs which, in the reasonable opinion of the Representatives, would reasonably be expected to have a material adverse effect on the securities markets in the United States.

If the Representatives elect to terminate this Agreement as provided in this Section 7, the Company and the Underwriters shall be notified promptly by telephone, promptly confirmed by facsimile.

If the sale to the Underwriters of the Shares, as contemplated by this Agreement, is not carried out by the Underwriters for any reason permitted under this Agreement or if such sale is not carried out because the Company shall be unable to comply in all material respects with any of the terms of this Agreement, the Company shall not be under any obligation or liability under this Agreement (except to the extent provided in Sections 5 and 9 hereof) and the Underwriters shall be under no obligation or liability to the Company under this Agreement (except to the extent provided in Section 9 hereof) or to one another hereunder.

8. Increase in Underwriters’ Commitments:

If any Underwriter shall default at the Closing Time or on any Option Closing Time in its obligation to take up and pay for the Shares to be purchased by it under this Agreement on such date, the Representatives shall have the right, within 36 hours after such default, to make arrangements for one or more of the non-defaulting Underwriters, or any other underwriters, to purchase all, but not less than all, of the Shares which such Underwriter shall have agreed but failed to take up and pay for (the “Defaulted Shares”).  Absent the completion of such arrangements within such 36-hour period, (i) if the total number of Defaulted Shares does not exceed 10% of the total number of Shares to be purchased on such date, each non-defaulting Underwriter shall take up and pay for (in addition to the number of Shares which it is otherwise obligated to purchase on such date pursuant to this Agreement) the portion of the total number of Shares agreed to be purchased by the defaulting Underwriter on such date in the proportion that its underwriting obligations hereunder bears to the underwriting obligations of all non-defaulting Underwriters; and (ii) if the total number of Defaulted Shares exceeds 10% of such total, the Representatives may terminate this Agreement by notice to the Company, without liability of any non-defaulting party to any other party except that the provisions of Sections 5 and 9 hereof shall at all times be effective and shall survive such termination.

Without relieving any defaulting Underwriter from its obligations hereunder, the Company agrees with the non-defaulting Underwriters that it will not sell any Shares hereunder on such date unless all of the Shares to be purchased on such date are purchased on such date by the Underwriters (or by substituted Underwriters selected by the Representatives with the approval of the Company or selected by the Company with the approval of the Representatives) unless the non-defaulting Underwriters agree to the purchase hereunder of a lesser number of Shares.

If a new Underwriter or Underwriters are substituted for a defaulting Underwriter in accordance with the foregoing provision, the Company or the non-defaulting Underwriters shall have the right to postpone the Closing Time or the relevant Option Closing Time for a period not exceeding five business days in order that any necessary changes in the Registration Statement, the Prospectus and other documents may be effected.

The term “Underwriter” as used in this Agreement shall refer to and include any Underwriter substituted under this Section 8 with the same effect as if such substituted Underwriter had originally been named in this Agreement.

9. Indemnity and Contribution by the Company and the Underwriters:

(a) The Company agrees to indemnify, defend and hold harmless each Underwriter and any person who controls any Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, and the respective directors, officers, employees and agents of each Underwriter from and against any loss, expense, liability, damage or claim (including the reasonable cost of investigation) which, jointly or severally, any such Underwriter or controlling person may incur under the Securities Act, the Exchange Act or otherwise, insofar as such loss, expense, liability, damage or claim arises out of or is based upon (A) any breach of any representation, warranty or covenant of the Company contained herein, (B) any failure on the part of the Company to comply with any applicable law, rule or regulation relating to the offering of securities being made pursuant to the Prospectus, (C) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment or part thereof), any Issuer Free Writing Prospectus that the Company has filed or was required to file with the Commission, the Prospectus (the term “Prospectus” for the purpose of this Section 9 being deemed to include the Base Prospectus, any Preliminary Prospectus, the Prospectus and the Prospectus as amended or supplemented by the Company), (D) any application or other document, or any amendment or supplement thereto, executed by the Company or based upon written information furnished by or on behalf of the Company filed in any jurisdiction (domestic or foreign) in order to qualify the Shares under the securities or blue sky laws thereof or filed with the Commission or any securities association or securities exchange (each an “Application”), (E) any omission or alleged omission to state in the Registration Statement a material fact required to be stated therein or necessary to make the statements made therein not misleading, (F) any omission or alleged omission from any such Issuer Free Writing Prospectus, Prospectus or any Application of a material fact necessary to make the statements made therein, in the light of the circumstances under which they were made, not misleading, (G) any untrue statement or alleged untrue statement of any material fact contained in any audio or visual materials approved by the Company for use in connection with the marketing of the Shares, including, without limitation, slides, videos, films and tape recordings; except in the case of (C), (E), (F) and (G) above only insofar as any such loss, expense, liability, damage or claim arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission of a material fact contained in and in conformity with information furnished in writing by the Underwriters through the Representatives to the Company expressly for use in such Registration Statement, Issuer Free Writing Prospectus, Prospectus, Application or audio or visual materials.  The indemnity agreement set forth in this Section 9(a) shall be in addition to any liability which the Company may otherwise have.

If any action is brought against an Underwriter or controlling person in respect of which indemnity may be sought against the Company pursuant to subsection (a) above, such Underwriter shall promptly notify the Company in writing of the institution of such action, and the Company shall assume the defense of such action, including the employment of counsel and payment of expenses; provided, however, that any failure or delay to so notify the Company will not relieve the Company of any obligation hereunder, except to the extent that its ability to defend is actually impaired or prejudiced by such failure or delay.  Such Underwriter or controlling person shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such Underwriter or such controlling person unless the employment of such counsel shall have been authorized in writing by the Company in connection with the defense of such action, or the Company shall not have employed counsel to have charge of the defense of such action within a reasonable time or such indemnified party or parties shall have reasonably concluded (based on the written advice of counsel in consultation with the counsel employed by the Company) that there may be defenses available to it or them which are different from or additional to those available to the Company (in which case the Company shall not have the right to direct the defense of such action on behalf of the indemnified party or parties but shall retain the right to direct its own defense), in any of which events such fees and expenses shall be borne by the Company and paid as incurred (it being understood, however, that the Company shall not be liable for the expenses of more than one separate firm of attorneys for the Underwriters or controlling persons (as a group) in any one action or series of related actions in the same jurisdiction (other than local counsel in any such jurisdiction) representing the indemnified parties who are parties to such action).  Anything in this paragraph to the contrary notwithstanding, the Company shall not be liable for any settlement of any such claim or action effected without its written consent.

(b) Each Underwriter agrees, severally and not jointly, to indemnify, defend and hold harmless the Company, the Company’s directors, the Company’s officers that signed the Registration Statement, and any person who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any loss, expense, liability, damage or claim (including the reasonable cost of investigation) which the Company or any such person may incur under the Securities Act, the Exchange Act or otherwise, insofar as such loss, expense, liability, damage or claim arises out of or is based upon (A) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment or part thereof), any Issuer Free Writing Prospectus that the Company has filed or was required to file with the Commission, or the Prospectus, or any Application, (B) any omission or alleged omission to state a material fact required to be stated in any such Registration Statement, or necessary to make the statements made therein not misleading, or (C) any omission or alleged omission from any such Issuer Free Writing Prospectus, Prospectus or any Application of a material fact necessary to make the statements made therein, in the light of the circumstances under which they were made, not misleading, but in each case only insofar as such untrue statement or alleged untrue statement or omission or alleged omission was made in such Registration Statement, Issuer Free Writing Prospectus, Prospectus or Application in reliance upon and in conformity with information furnished in writing by the Underwriters through the Representatives to the Company expressly for use therein.  The following statements under the caption “Underwriting” beginning on page S-32 of the Preliminary Prospectus Supplement: (i) the third paragraph on page S-32, (ii) the fourth full paragraph on page S-33 of the Preliminary Prospectus Supplement beginning with “The representatives of the underwriters may engage…” until and including the last bullet of that paragraph ending with “…at which a stabilizing bid is made” on page S-33 of the Preliminary Prospectus Supplement and (iii) the last three paragraphs on page S-34 of the Preliminary Prospectus Supplement (and the corresponding sections of the Disclosure Package and the Prospectus, to the extent such statements relate to the Underwriters) constitute the only information furnished by or on behalf of any Underwriter through the Representatives to the Company for purposes of Section 3(l) and Section 3(m) and this Section 9.

If any action is brought against the Company or any such person in respect of which indemnity may be sought against any Underwriter pursuant to the foregoing paragraph, the Company or such person shall promptly notify the Representatives in writing of the institution of such action and the Representatives, on behalf of the Underwriters, shall assume the defense of such action, including the employment of counsel and payment of expenses.  The Company or such person shall have the right to employ its own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of the Company or such person unless the employment of such counsel shall have been authorized in writing by the Representatives in connection with the defense of such action or the Representatives shall not have employed counsel to have charge of the defense of such action within a reasonable time or such indemnified party or parties shall have reasonably concluded (based on the advice of counsel) that there may be defenses available to it or them which are different from or additional to those available to the Underwriters (in which case the Representatives shall not have the right to direct the defense of such action on behalf of the indemnified party or parties), in any of which events such fees and expenses shall be borne by such Underwriter and paid as incurred (it being understood, however, that the Underwriters shall not be liable for the expenses of more than one separate firm of attorneys in any one action or series of related actions in the same jurisdiction (other than local counsel in any such jurisdiction) representing the indemnified parties who are parties to such action).  Anything in this paragraph to the contrary notwithstanding, no Underwriter shall be liable for any settlement of any such claim or action effected without the written consent of the Representatives.

(c) If the indemnification provided for in this Section 9 is unavailable or insufficient to hold harmless an indemnified party under subsections (a) or (b) of this Section 9 in respect of any losses, expenses, liabilities, damages or claims referred to therein, then each applicable indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, expenses, liabilities, damages or claims (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Underwriters from the offering of the Shares or (ii) if (but only if) the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and of the Underwriters in connection with the statements or omissions which resulted in such losses, expenses, liabilities, damages or claims, as well as any other relevant equitable considerations.  The relative benefits received by the Company and the Underwriters shall be deemed to be in the same proportion as the total proceeds from the offering (net of underwriting discounts and commissions but before deducting expenses) received by the Company bear to the underwriting discounts and commissions received by the Underwriters.  The relative fault of the Company and of the Underwriters shall be determined by reference to, among other things, whether the untrue statement or alleged untrue statement of a material fact or omission or alleged omission relates to information supplied by the Company or by the Underwriters and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.  The amount paid or payable by a party as a result of the losses, claims, damages and liabilities referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any claim or action.

(d) The Company and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 9 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in subsection (c)(i) and, if applicable, subsection (c)(ii), above.  Notwithstanding the provisions of this Section 9, no Underwriter shall be required to contribute any amount in excess of the underwriting discounts and commissions applicable to the Shares purchased by such Underwriter.  No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.  The Underwriters’ obligations to contribute pursuant to this Section 9 are several in proportion to their respective underwriting commitments and not joint.

10. Survival:

The indemnity and contribution agreements contained in Section 9 and the covenants, warranties and representations of the Company contained in Sections 3, 4 and 5 of this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of any Underwriter, or any person who controls any Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, and the respective directors, officers, employees and agents of each Underwriter or by or on behalf of the Company, its directors and officers, or any person who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, and shall survive any termination of this Agreement or the sale and delivery of the Shares.  The Company and each Underwriter agree promptly to notify the others of the commencement of any litigation or proceeding against it and, in the case of the Company, against any of the Company’s officers and directors, in connection with the sale and delivery of the Shares, or in connection with the Registration Statement or Prospectus.

11. Duties:

Nothing in this Agreement shall be deemed to create a partnership, joint venture or agency relationship between the parties.  The Underwriters undertake to perform such duties and obligations only as expressly set forth herein.  Such duties and obligations of the Underwriters with respect to the Shares shall be determined solely by the express provisions of this Agreement, and the Underwriters shall not be liable except for the performance of such duties and obligations with respect to the Shares as are specifically set forth in this Agreement.  The Company acknowledges and agrees that: (i) the purchase and sale of the Shares pursuant to this Agreement, including the determination of the public offering price of the Shares and any related discounts and commissions, is an arm’s-length commercial transaction between the Company, on the one hand, and the several Underwriters, on the other hand, and the Company is capable of evaluating and understanding and understands and accepts the terms, risks and conditions of the transactions contemplated by this Agreement; (ii) in connection with each transaction contemplated hereby and the process leading to such transaction each Underwriter is and has been acting solely as a principal and is not the financial advisor, agent or fiduciary of the Company or its affiliates, shareholders, creditors or employees or any other party; (iii) no Underwriter has assumed or will assume an advisory, agency or fiduciary responsibility in favor of the Company with respect to any of the transactions contemplated hereby or the process leading thereto (irrespective of whether such Underwriter has advised or is currently advising the Company on other matters); and (iv) the several Underwriters and their respective affiliates may be engaged in a broad range of transactions that involve interests that differ from those of the Company and the several Underwriters have no obligation to disclose any of such interests.  The Company acknowledges that the Underwriters disclaim any implied duties (including any fiduciary duty), covenants or obligations arising from the Underwriters’ performance of the duties and obligations expressly set forth herein.  The Company hereby waives and releases, to the fullest extent permitted by law, any claims that the Company may have against the several Underwriters with respect to any breach or alleged breach of agency or fiduciary duty.

12. Notices:

Except as otherwise herein provided, all statements, requests, notices and agreements shall be in writing or by telegram and, if to the Underwriters, shall be sufficient in all respects if delivered to FBR Capital Markets & Co., 1001 19th Street North, Arlington, Virginia 22209, Attention: Syndicate Department; if to the Company, shall be sufficient in all respects if delivered to the Company at the offices of the Company at 12550 Fuqua Street, Houston, Texas 77034, Attention: Chief Executive Officer with a copy to the Company at 12550 Fuqua Street, Houston, Texas, 77034, Attention: General Counsel.

13. Governing Law; Headings:

THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.  The section headings in this Agreement have been inserted as a matter of convenience of reference and are not a part of this Agreement.

14. Parties at Interest:

The Agreement herein set forth has been and is made solely for the benefit of the Underwriters, the Company and the controlling persons, directors and officers referred to in Sections 9 and 10 hereof, and their respective successors, assigns, executors and administrators.  No other person, partnership, association or corporation (including a purchaser, as such purchaser, from any of the Underwriters) shall acquire or have any right under or by virtue of this Agreement.

15. Counterparts and Facsimile Signatures:

This Agreement may be signed by the parties in counterparts which together shall constitute one and the same agreement among the parties.  A facsimile signature shall constitute an original signature for all purposes.

[Remainder of Page Intentionally Left Blank]

~Doc# 55918~

Execution Copy

If the foregoing correctly sets forth the understanding among the Company and the Underwriters, please so indicate in the space provided below for the purpose, whereupon this Agreement shall constitute a binding agreement among the Company and the Underwriters.

                          Very truly yours,

                          ORION MARINE GROUP, INC.

                          By:  /s/ J. Cabell Acree, III
                               Title:  Vice President and Secretary

Accepted and agreed to as
of the date first above written:

FBR Capital Markets & Co.
Stephens Inc.
For itself and as Representatives of the other
Underwriters named on Schedule I hereto.

FBR CAPITAL MARKETS & CO.

By: /s/ James R. Kleeblatt
By:  James R. Kleeblatt
Title:Vice Chairman

STEPHENS INC.

By:   /s/ Sandra Farmer
By:   Sandra Farmer
Title: Vice President

[Signature Page to the Underwriting Agreement]
~Doc# 55918~

Execution Copy

Schedule I

Underwriter	Number of Initial Shares to be Purchased
FBR Capital Markets & Co.	2,100,000
Stephens Inc.	2,100,000
Total	4,200,000

S-1

~Doc# 55918~

Schedule II

Issuer Free Writing Prospectuses

Free Writing Prospectus, dated as of August 12, 2009, and as filed with the Securities and Exchange Commission

S-
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Schedule III

Lock-ups

J. Michael Pearson
Mark R. Stauffer
Richard L. Daerr, Jr.
Thomas N. Amonett
Austin J. Shanfelter
Gene Stoever
Elliott J. Kennedy
James L. Rose
J. Cabell Acree, III

S-2
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Exhibit A

Lock-Up Letter Agreement

____________________, 2009

FBR Capital Markets & Co.
Stephens Inc.
  as Representatives of the several Underwriters
c/o FBR Capital Markets & Co.
1001 19th Street North
Arlington, VA 22209

Ladies and Gentlemen:

The undersigned is delivering this Lock-Up Letter Agreement (this “Agreement”) to you in connection with the proposed public offering (the “Offering”) by Orion Marine Group, Inc., a Delaware corporation (the “Company”), of its common stock, $0.01 par value per share (the “Common Stock”).  As used in this Agreement, “Relevant Security” means the Common Stock and any other equity security of the Company or any of its subsidiaries and any security convertible into, or exercisable or exchangeable for, any Common Stock or other such equity security (whether the undersigned now owns or hereafter acquires such Common Stock or other security).

To induce you and any other underwriters for which you may act as representatives (collectively, the “Underwriters”) to underwrite the Offering, the undersigned hereby agrees that, without the prior written consent of FBR Capital Markets & Co. (“FBR”), during the period from the date hereof until ninety (90) days from the date of the final prospectus for the Offering (the “Lock-Up Period”), the undersigned:

(x)
will not, directly or indirectly, offer, sell, agree to offer or sell, solicit offers to purchase, grant any call option or purchase any put option with respect to, hypothecate, pledge, borrow or otherwise dispose of or agree to dispose of, directly or indirectly, any Relevant Security, and

(y)
will not establish or increase any “put equivalent position” or liquidate or decrease any “call equivalent position” with respect to any Relevant Security (in each case within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations promulgated thereunder), or otherwise enter into any swap, derivative or other transaction or arrangement that transfers to another, in whole or in part, any economic consequences of ownership of any Relevant Security, whether or not such transaction is to be settled by delivery of Relevant Securities, other securities, cash or other consideration;

or publicly announce any intention to effect any transaction specified in clause (x) or (y); provided, however, that restrictions described in clauses (x) and (y) do not apply to:

(a)	transfers of shares of Common Stock as a gift or for no consideration, provided that each donee agrees to be subject to the restrictions described in clauses (x) and (y) above;

(b)	the sale of shares of Common Stock by the Company to the Underwriters or the sale of shares of Common Stock by the undersigned to the Underwriters; or

(c)
the issuance of shares of Common Stock and Relevant Securities in connection with grants or exercises under or with respect to any Company equity incentive plan or program, including the issuance of shares of Common Stock by the Company upon the exercise of stock options.

In addition, if (1) during the last 17 days of the Lock-Up Period, (A) the Company releases earnings results or (B) material news or a material event relating to the Company occurs, or (2) before the expiration of the Lock-Up Period, the Company announces that it will release earnings results during the 16-day period following the last day of the Lock-Up Period, then in each case the Lock-Up Period will be extended, and the restrictions imposed by this Agreement shall continue to apply, until the expiration of the 18-day period beginning on the date of the release of the earnings results or the occurrence of material news or a material event relating to the Company, as the case may be, unless FBR waives, in writing, such extension.  In the event of any extension of the Lock-Up Period, FBR shall provide written notice of such extension to the undersigned.

The undersigned hereby authorizes the Company during the Lock-Up Period to cause any transfer agent for the Relevant Securities to decline to transfer, and to note stop transfer restrictions on the stock register and other records relating to, Relevant Securities for which the undersigned is the record holder and, in the case of Relevant Securities for which the undersigned is the beneficial but not the record holder, agrees during the Lock-Up Period to cause the record holder to cause the relevant transfer agent to decline to transfer, and to note stop transfer restrictions on the stock register and other records relating to, such Relevant Securities.  The undersigned hereby further agrees that, without the prior written consent of FBR, during the Lock-Up Period the undersigned:

(i)
other than in the undersigned’s capacity as an officer and/or director (if applicable) in connection with the Offering, will not file or participate in the filing with the Securities and Exchange Commission (“SEC”) of any registration statement, or circulate or participate in the circulation of any preliminary or final prospectus or other disclosure document with respect to any proposed offering or sale of a Relevant Security; and

(ii)	will not exercise any rights the undersigned may have to require registration with the SEC of any proposed offering or sale of a Relevant Security.

If (a) the Company notifies you in writing (which shall include notice provided by email) that it does not intend to proceed with the Offering or (b) the registration statement filed with the SEC with respect to the Offering (the “Registration Statement”) is withdrawn, this Agreement shall terminate on such date and the undersigned shall be released from the undersigned’s obligations under this Agreement.

The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this Agreement and that this Agreement constitutes the legal, valid and binding obligation of the undersigned, enforceable in accordance with its terms.  Upon request, the undersigned will execute any additional documents reasonably necessary in connection with enforcement of this Agreement.  Any obligations of the undersigned shall be binding upon the successors and assigns of the undersigned.

This Agreement shall be governed by and construed in accordance with the laws of the State of New York.  The exchange of copies of this Agreement and of signature pages by facsimile transmission or by e-mail delivery of a “.pdf” or other electronic format data file shall constitute effective execution and delivery of this Agreement as to the parties, shall be deemed to be their original signatures for all purposes and may be used in lieu of the original Agreement for all purposes.

Yours very truly,

_______________________________________
Signature

Name: _________________________________
     Please print

A-1

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Form of Opinion of Bracewell & Giuliani LLP

FBR Capital Markets & Co.
Stephens Inc.
c/o FBR Capital Markets & Co.
1001 19th Street North
Arlington, Virginia  22209

Ladies and Gentlemen:

We have acted as special counsel to Orion Marine Group, Inc., a Delaware corporation (the "Company"), in connection with the purchase today by you pursuant to the Underwriting Agreement, dated as of August 12, 2009 (the "Underwriting Agreement"), among the Company and you, of 3,500,000 shares (the "Shares") of common stock, par value $0.01 per share (the "Common Stock"), of the Company.  We are providing this opinion to you pursuant to Section 6(a) of the Underwriting Agreement.

In connection with the opinion set forth below, we have examined copies of (i) the Registration Statement on Form S-3 (Registration No. 333-160719) filed by the Company with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Securities Act"), on July 21, 2009, as amended by Amendment No. 1 filed by the Company with the Commission on August 4, 2009 (such registration statement, as amended at the time it became effective under the Securities Act and including the documents incorporated by reference therein, being hereinafter referred to as the "Registration Statement"), relating to the registration by the Company of an indeterminate number of shares of Common Stock and certain other securities named therein; (ii) the Prospectus dated August 7, 2009 included in the Registration Statement (the "Base Prospectus"); (iii) the Preliminary Prospectus Supplement dated August 7, 2009 and filed with the Commission pursuant to Rule 424(b) under the Securities Act on August 10, 2009 (the "Preliminary Prospectus Supplement"); (iv) the Free Writing Prospectus dated August [●], 2009 and filed by the Company with the Commission pursuant to Rule 433 under the Securities Act on August [●], 2009 (the "Free Writing Prospectus"); (v) the Prospectus Supplement relating to the Shares dated August [●], 2009 and filed by the Company with the Commission pursuant to Rule 424(b) under the Securities Act on August [●], 2009 (the "Prospectus Supplement"); (vi) the Underwriting Agreement; (vii) the Officer's Certificate delivered by the Company to you pursuant to Section 6(l) of the Underwriting Agreement (the "Officer's Certificate"); (viii) the Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws of the Company, each as amended to the date hereof; (ix) certain resolutions of the Board of Directors of the Company; and (x) certain resolutions of the Pricing Committee of the Board of Directors of the Company.  We also have made such investigations of law and examined originals or copies of such other documents and records as we have deemed necessary and relevant as a basis for the opinion hereinafter expressed.  The Base Prospectus, as supplemented by the Preliminary Prospectus Supplement and the Free Writing Prospectus, considered together, are referred to herein as the "Disclosure Package."   With your approval, we have relied as to certain matters of fact on information obtained from public officials, officers of the Company and other sources believed by us to be responsible, the documents delivered to you today in connection with the purchase of the Shares and the representations and warranties made by the parties to the Underwriting Agreement contained therein.  In the course of the foregoing investigations and examinations, we assumed (i) the genuineness of all signatures on, and the authenticity of, all documents and records submitted to us as originals and the conformity to original documents and records of all documents and records submitted to us as copies; (ii) the truthfulness of all statements of fact set forth in the documents and records examined by us; (iii) the due authorization, execution and delivery by the parties thereto of all documents and instruments examined by us (except to the extent set forth in paragraphs 3 and 4 below); and (iv) that, to the extent such documents and instruments purport to constitute agreements of such parties, they constitute valid, binding and enforceable obligations of such parties.

Based on the foregoing and subject to the qualifications, limitations and assumptions set forth herein, and having due regard for such legal considerations as we deem relevant, we are of the opinion that:

1.	The Company has been duly incorporated and is an existing corporation in good standing under the laws of the State of Delaware.

2.
The Company has the corporate power and authority to own, lease or operate its property and to conduct its business as described in the Disclosure Package, the Base Prospectus, as supplemented by the Prospectus Supplement, and the Registration Statement, and to enter into and perform its obligations under the Underwriting Agreement.

3.	The Underwriting Agreement has been duly authorized, executed and delivered by the Company.

4.
The Shares to be issued and sold by the Company to you and the issuance and sale of such Shares to you pursuant to the Underwriting Agreement have been duly authorized and, upon payment and delivery in accordance with the Underwriting Agreement, such Shares will be validly issued, fully paid and non-assessable and will conform as to legal matters in all material respects to the description thereof contained under the caption "Description of Capital Stock" in the Disclosure Package, the Base Prospectus, as supplemented by the Prospectus Supplement, and the Registration Statement.

5.
There are no preemptive rights under U.S. federal law or under the General Corporation Law of the State of Delaware to subscribe for or purchase any of the Shares.  There are no preemptive rights, co-sale rights, rights of first refusal or other rights to subscribe for or to purchase, nor any restriction upon the voting or transfer of, any of the Shares included in the Company's Amended and Restated Certificate of Incorporation or Amended and Restated Bylaws, except for those related to foreign ownership of Common Stock set forth in Article 4 of the Amended and Restated Certificate of Incorporation of the Company.

6.
No consent, approval, license, authorization, validation or order of, or filing, recording or registration with, any U.S. federal or Texas governmental authority or agency having jurisdiction over the Company is required to be obtained or made and has not been obtained or made by the Company for the issue and sale of the Shares by the Company to you pursuant to the Underwriting Agreement and the execution, delivery and performance by the Company of the Underwriting Agreement, except as may be required under state securities or "blue sky" laws in connection with the purchase and distribution of the Shares by you.

7.
The issue and sale of the Shares by the Company to you pursuant to the Underwriting Agreement, the execution, delivery and performance by the Company of the Underwriting Agreement and the application of the proceeds from the sale of the Shares as described under the caption "Use of Proceeds" in both the Disclosure Package and the Prospectus Supplement do not and will not (i) violate the Amended and Restated Certificate of Incorporation or Amended and Restated Bylaws of the Company, each as amended to the date hereof; (ii) result in a default under or breach of any of the agreements listed on Schedule I hereto; or (iii) violate any applicable provisions of existing U.S. federal law, the laws of the State of Texas or the General Corporation Law of the State of Delaware, except in the case of clauses (ii) and (iii) for such breaches, defaults or violations that would not, individually or in the aggregate, have a material adverse effect on the financial condition or results of operations of the Company and its subsidiaries, taken as a whole.

8.
The Company is not and, after giving effect to the issue and sale of the Shares by the Company and the application of the proceeds from the sale of the Shares as described under the caption "Use of Proceeds" in both the Disclosure Package and the Prospectus Supplement, will not be an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

9.
The Registration Statement became effective under the Securities Act on August 7, 2009, and the Prospectus Supplement was filed with the Commission pursuant to Rule 424(b)(5) under the Securities Act on August [●], 2009.  To our knowledge after due inquiry, no stop order suspending the effectiveness of the Registration Statement has been issued under the Securities Act and no proceeding for such purpose has been instituted or threatened by the Commission.

10.
(A) The Registration Statement and the Base Prospectus, as of the date the Registration Statement became effective under the Securities Act and as of the time of delivery of this letter, and (B) the Prospectus Supplement, when filed with the Commission pursuant to Rule 424(b)(5) under the Securities Act and as of the time of delivery of this letter, appeared on their face appropriately responsive, in all material respects, to the requirements of the Securities Act and the rules and regulations of the Commission thereunder, except that in each case we express no opinion with respect to the financial statements or other financial data contained or incorporated by reference in or omitted from the Registration Statement, the Base Prospectus or the Prospectus Supplement.

11.
Each document incorporated by reference in the Disclosure Package or the  Base Prospectus, as supplemented by the Prospectus Supplement, and the Registration Statement appeared on its face appropriately responsive, in all material respects, to the requirements of the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission thereunder when such document was filed, except that in each case we express no opinion with respect to the financial statements or other financial data contained or incorporated by reference in or omitted from any such document.

12.
The statements as to legal matters made under the caption "Description of Capital Stock" in the Disclosure Package and the Base Prospectus, as supplemented by the Prospectus Supplement, insofar as they purport to constitute summaries of the terms of the Common Stock (including the Shares), constitute accurate summaries of the terms of such Common Stock in all material respects.

13.
The statements made under the caption "Material U.S. Federal Income Tax Consequences for Non-U.S. Holders" in both the Disclosure Package and the Prospectus Supplement, insofar as they purport to constitute summaries of matters of U.S. federal tax law and regulations or legal conclusions with respect thereto, constitute accurate summaries of the matters described therein in all material respects.

The foregoing opinion is, with your approval, predicated upon and qualified in its entirety by the following:

(a)
The foregoing opinion is based on and is limited to the law of the State of Texas, the General Corporation Law of the State of Delaware and the relevant federal law of the United States of America.  We express no opinion with respect to the state securities or blue sky laws of any jurisdiction or with respect to the law of any other jurisdiction.  We are not admitted to the practice of law in the State of Delaware.  We also express no opinion with respect to the anti-fraud provisions of the federal securities laws and express no opinion with respect to the Foreign Dredge Act of 1906, 46 U.S.C. section 55109, as amended, the Merchant Marine Act of 1920, 46 U.S.C. section 55101, et seq., as amended, the U.S. vessel documentation laws set forth in 46 U.S.C. section 12101, et seq., as amended, or any other maritime, admiralty or similar law.

(b)
Whenever our opinion is based on circumstances that are "to our knowledge after due inquiry," we have, with your approval, relied exclusively on certificates of officers (after the discussion of the contents thereof with such officers) of the Company or certificates of others as to the existence or nonexistence of the circumstances upon which such opinions are predicated.  We have no reason to believe, however, that any such certificate is untrue or inaccurate in any material respect.

(c)	In rendering the opinions expressed in paragraph 1 above, we have relied solely on certificates of public officials.

(d)
With respect to the opinions expressed in paragraph 7 above, the performance by the Company of the Underwriting Agreement is subject to the effect of any applicable bankruptcy (including, without limitation, fraudulent conveyance and preference), insolvency, reorganization, rehabilitation, moratorium or similar laws and decisions relating to or affecting the enforcement of creditors' rights generally, to a provision included in the Company's Amended and Restated Certificate of Incorporation as contemplated by Section 102(b)(2) of the General Corporation Law of the State of Delaware and to general principles of equity.  In addition, the performance of any indemnification or contribution provisions contained in the Underwriting Agreement may be limited by applicable law or public policy.

Because the primary purpose of our engagement was not to establish or confirm factual matters or financial or accounting matters and because of the wholly or partially non-legal character of many of the statements contained in the Registration Statement, the Base Prospectus, the Preliminary Prospectus Supplement, the Prospectus Supplement and the Free Writing Prospectus, we are not passing upon and do not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement, the Base Prospectus, the Preliminary Prospectus Supplement, the Prospectus Supplement or the Free Writing Prospectus (except to the extent expressly set forth in paragraphs 12 and 13 above), and we have not independently verified the accuracy, completeness or fairness of such statements (except as aforesaid).  Without limiting the foregoing, we assume no responsibility for, have not independently verified and have not been asked to comment on the accuracy, completeness or fairness of the financial statements, schedules and other financial or accounting data included in the Registration Statement, the Base Prospectus, the Preliminary Prospectus Supplement, the Prospectus Supplement or the Free Writing Prospectus or the exhibits to the Registration Statement or the documents incorporated by reference therein, and we have not examined the accounting, financial or other records from which such financial statements, schedules and other financial or accounting data and information were derived.  We are not experts with respect to any portion of the Registration Statement, the Base Prospectus, the Preliminary Prospectus Supplement, the Prospectus Supplement or the Free Writing Prospectus, including, without limitation, such financial statements and supporting schedules and related data and other financial or accounting data included therein.  We did not participate in the preparation of the documents incorporated by reference into the Registration Statement.  However, we have participated in conferences with officers and other representatives of the Company, its independent registered public accounting firm, your representatives and your counsel at which the contents of the Registration Statement, the Base Prospectus, the Preliminary Prospectus Supplement, the Prospectus Supplement and the Free Writing Prospectus and related matters were discussed.  Based upon such participation and review, and relying as to materiality in part upon the factual statements of officers and other representatives of the Company and upon your representatives, we advise you that no facts have come to our attention that have caused us to believe that (i) the Registration Statement (except for the financial statements, schedules and related data and other financial or accounting data, as to which we have not been asked to comment), at the time such Registration Statement became effective, contained an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein not misleading, (ii) the Base Prospectus, as supplemented by the Prospectus Supplement (except for the financial statements, schedules and related data and other financial or accounting data, as to which we have not been asked to comment), as of the date of the Prospectus Supplement and as of the time of delivery of this letter, contained an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading or (iii) the Disclosure Package (except for the financial statements, schedules and related data and other financial or accounting data, as to which we have not been asked to comment), as of [●] [a.m.][p.m.] Eastern time on August [●], 2009, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading[, except that the public offering price of the Shares and disclosures directly relating thereto that are included on the cover page of the Prospectus Supplement are not included in the Base Prospectus, the Preliminary Prospectus Supplement or the Free Writing Prospectus].

This opinion is solely for your benefit, in your capacity as the Underwriters of the Shares, pursuant to Section 6(a) of the Underwriting Agreement, and may not be used or relied upon by you in any other capacity or for any other purpose and may not be used or relied upon for any purpose by any other person or entity without our express prior written authorization.  Except for the use permitted herein, this opinion may not be quoted, circulated or published, in whole or in part, or otherwise referred to, filed with or furnished to any other person or entity, without our express prior written authorization.

The opinion expressed herein is not an opinion with respect to matters of fact or a guarantee and should not be construed or relied upon as such.  The opinion expressed herein is as of the date hereof, and we expressly disclaim any responsibility to update our opinion after the date hereof.  This opinion is strictly limited to the matters stated herein, and no other or more extensive opinion is intended, implied or to be inferred beyond the matters expressly stated herein.

Very truly yours,

Bracewell & Giuliani LLP

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Schedule I

Loan Agreement, dated as of July 10, 2007, as amended by the First Amendment thereto dated February 29, 2008, between the Company and Amegy Bank National Association, as agent.

HOUSTON\2309870.6

Form of Opinion of Company General Counsel

FBR Capital Markets & Co.
Stephens Inc.
c/o FBR Capital Markets & Co.
1001 19th Street North
Arlington, Virginia  22209

Ladies and Gentlemen:

I am the General Counsel of Orion Marine Group, Inc., a Delaware corporation (the "Company"), and in such capacity I have advised the Company in connection with its execution, delivery and performance of that certain Underwriting Agreement, dated as of August 12, 2009 (the "Underwriting Agreement"), among the Company and you, providing for your purchase of 3,500,000 shares (the "Shares") of common stock, par value $0.01 per share (the "Common Stock"), of the Company.  I am providing this opinion to you pursuant to Section 6(a) of the Underwriting Agreement.

In connection with the opinion set forth below, I have examined copies of (i) the Registration Statement on Form S-3 (Registration No. 333-160719) filed by the Company with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Securities Act"), on July 21, 2009, as amended by Amendment No. 1 filed by the Company with the Commission on August 4, 2009 (such registration statement, as amended at the time it became effective under the Securities Act and including the documents incorporated by reference therein, being hereinafter referred to as the "Registration Statement"), relating to the registration by the Company of an indeterminate number of shares of Common Stock and certain other securities named therein; (ii) the Prospectus dated August 7, 2009 included in the Registration Statement (the "Base Prospectus"); (iii) the Preliminary Prospectus Supplement dated August 7, 2009 and filed with the Commission pursuant to Rule 424(b) under the Securities Act on August 10, 2009 (the "Preliminary Prospectus Supplement"); (iv) the Free Writing Prospectus dated August [●], 2009 and filed by the Company with the Commission pursuant to Rule 433 under the Securities Act on August [●], 2009 (the "Free Writing Prospectus"); (v) the Prospectus Supplement relating to the Shares dated August [●], 2009 and filed by the Company with the Commission pursuant to Rule 424(b) under the Securities Act on August [●], 2009 (the "Prospectus Supplement"); (vi) the Underwriting Agreement; (vii) the Officer's Certificate delivered by the Company to you pursuant to Section 6(l) of the Underwriting Agreement (the "Officer's Certificate"); (viii) the Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws of the Company, each as amended to the date hereof; (ix) the Certificate of Incorporation or Articles of Incorporation and Bylaws, each as amended to date, of each Subsidiary that is a corporation, (x) the Certificate of Formation or Certificate of Organization and Limited Liability Company Agreement, Operating Agreement or Regulations, each as amended to date, of each Subsidiary that is a limited liability company, (xi) the Certificate of Limited Partnership and Agreement of Limited Partnership, each as amended to date, of each Subsidiary that is a limited partnership, (xii) certain resolutions of the Board of Directors of the Company; and (xiii) certain resolutions of the Pricing Committee of the Board of Directors of the Company.  I also have made such investigations of law and examined originals or copies of such other documents and records as I have deemed necessary and relevant as a basis for the opinion hereinafter expressed.  The Base Prospectus, as supplemented by the Preliminary Prospectus Supplement and the Free Writing Prospectus, considered together, are referred to herein as the "Disclosure Package."  With your approval, I have relied as to matters of fact on information obtained from public officials, officers of the Company and other sources believed by me to be responsible, the documents delivered to you today in connection with the purchase of the Shares, and the representations and warranties made by the parties to the Underwriting Agreement contained therein.  In the course of the foregoing investigations and examinations, I assumed (i) the genuineness of all signatures on, and the authenticity of, all documents and records submitted to me as originals and the conformity to original documents and records of all documents and records submitted to me as copies; (ii) the truthfulness of all statements of fact set forth in the documents and records examined by me or upon which I have relied; (iii) the due authorization, execution and delivery by the parties thereto of all documents and instruments examined by me (except to the extent set forth in paragraph 2 below with respect to the Underwriting Agreement); and (iv) that, to the extent such documents and instruments purport to constitute agreements of such parties, they constitute valid, binding and enforceable obligations of such parties.

Based on the foregoing and subject to the qualifications, limitations and assumptions set forth herein, and having due regard for such legal considerations as I deem relevant, I am of the opinion that:

14.	The Company has been duly incorporated and is an existing corporation in good standing under the laws of the State of Delaware.

15.
The Company has the corporate power and authority to own, lease or operate its property and to conduct its business as described in the Disclosure Package, the Base Prospectus, as supplemented by the Prospectus Supplement, and the Registration Statement, and to enter into and perform its obligations under the Underwriting Agreement.

16.	The Company is duly qualified and is in good standing as a foreign corporation in the State of Texas.

17.
Each of the Subsidiaries is validly existing as a legal entity and in good standing under the laws of its jurisdiction of organization, with all requisite corporate, limited liability company or limited partnership, as the case may be, power and authority to own, lease or operate its current property and to conduct its business as described in the Disclosure Package, the Base Prospectus, as supplemented by the Prospectus Supplement, and the Registration Statement.

18.
The Company has an authorized capitalization as set forth under the caption “Capitalization” in both the Disclosure Package and the Prospectus Supplement; all of the capital stock, partnership interests or membership interests of each corporation, association, partnership or other business entity of which more than 50% of the total voting power entitled to vote in the election of directors, managers, general partners, or trustees thereof is controlled, directly or indirectly, by the Company (each a "Subsidiary") are owned directly or indirectly by the Company; and, other than the Subsidiaries, the Company does not own, directly or indirectly, any capital stock or other equity securities of any other corporation or any ownership interest in any partnership, joint venture or other association.

19.
Except as disclosed in both the Base Prospectus, as supplemented by the Prospectus Supplement, and the Disclosure Package, there are no outstanding (i) securities or obligations of the Company or any of the Subsidiaries convertible into or exchangeable for any capital stock of the Company or any such Subsidiary, (ii) warrants, rights or options to subscribe for or purchase from the Company or any such Subsidiary any such capital stock or any such convertible or exchangeable securities or obligations, or (iii) obligations of the Company or any such Subsidiary to issue any shares of capital stock, any such convertible or exchangeable securities or obligation, or any such warrants, rights or options.

20.
The issue and sale of the Shares by the Company to you pursuant to the Underwriting Agreement, the execution, delivery and performance by the Company of the Underwriting Agreement and the application of the proceeds from the sale of the Shares as described under the caption "Use of Proceeds" in both the Disclosure Package and the Prospectus Supplement do not and will not (i) violate the Amended and Restated Certificate of Incorporation or Amended and Restated Bylaws of the Company, each as amended to the date hereof, (ii) result in a default under or breach of any of the agreements listed on Schedule I hereto, (iii) violate any applicable provisions of existing U.S. federal law, the laws of the State of Texas or the General Corporation Law of the State of Delaware or (iv) violate any judgment, order, writ or decree known to me and to which the Company is subject, except in the case of clauses (ii), (iii) and (iv) for such breaches, defaults or violations that would not, individually or in the aggregate, have a material adverse effect on the financial condition or results of operations of the Company and its Subsidiaries, taken as a whole.

21.
All descriptions in the Registration Statement and the Prospectus of contracts and other documents to which the Company or its Subsidiaries are a party, insofar as they purport to constitute summaries of such contracts or documents, constitute accurate summaries of the matters described therein in all material respects.

22.
There are no contracts or other documents of a character which are required to be filed as exhibits to the Registration Statement or incorporated by reference therein or that are required to be described or summarized in the Registration Statement or Prospectus Supplement that are not so filed, incorporated by reference, described or summarized.

23.
There are no persons with registration or other similar rights to have any equity or debt securities, including securities that are convertible into or exchangeable for equity securities, registered pursuant to the Registration Statement or otherwise registered by the Company under the Securities Act, except for those registration or similar rights which have been waived with respect to the offering contemplated by the Underwriting Agreement.

24.
The Company is not, nor upon the sale of the Shares as contemplated in the Underwriting Agreement (assuming that at least 77% of the Shares are distributed by the Underwriters to holders who are U.S. persons) will the Company be, in violation of the foreign ownership restrictions contemplated by the Foreign Dredge Act of 1906, 46 U.S.C. section 55109, as amended, the Merchant Marine Act of 1920, 46 U.S.C. section 55101, et seq., as amended, or the U.S. vessel documentation laws set forth in 46 U.S.C. section 12101, et seq., as amended.

The foregoing opinion is, with your approval, predicated upon and qualified in its entirety by the following:

(a)
The foregoing opinion is based on and is limited to the law of the State of Texas, the General Corporation Law of the State of Delaware and the relevant federal law of the United States of America.  I express no opinion with respect to the state securities or blue sky laws of any jurisdiction or with respect to the law of any other jurisdiction.  I am not admitted to the practice of law in the State of Delaware.  I also express no opinion with respect to the anti-fraud provisions of the federal securities laws.

(b)
Whenever my opinion is based on circumstances that are "to my knowledge after due inquiry," I have, with your approval, relied exclusively on certificates of officers (after the discussion of the contents thereof with such officers) of the Company or certificates of others as to the existence or nonexistence of the circumstances upon which such opinions are predicated.  I have no reason to believe, however, that any such certificate is untrue or inaccurate in any material respect.

(c)
In rendering the opinions expressed in paragraphs 1, 3 and 4 above with respect to the existence, good standing and foreign qualification of the Company and the Subsidiaries, I have relied solely on certificates of public officials.

(d)
With respect to the opinions expressed in paragraph 7 above, the performance by the Company of the Underwriting Agreement is subject to the effect of any applicable bankruptcy (including, without limitation, fraudulent conveyance and preference), insolvency, reorganization, rehabilitation, moratorium or similar laws and decisions relating to or affecting the enforcement of creditors' rights generally, to a provision included in the Company's Amended and Restated Certificate of Incorporation as contemplated by Section 102(b)(2) of the General Corporation Law of the State of Delaware and to general principles of equity.  In addition, the performance of any indemnification or contribution provisions contained in the Underwriting Agreement may be limited by applicable law or public policy

This opinion is solely for your benefit, in your capacity as the Underwriters of the Shares, pursuant to Section 6(a) of the Underwriting Agreement, and may not be used or relied upon by you in any other capacity or for any other purpose and may not be used or relied upon for any purpose by any other person or entity without my express prior written authorization.  Except for the use permitted herein, this opinion may not be quoted, circulated or published, in whole or in part, or otherwise referred to, filed with or furnished to any other person or entity, without my express prior written authorization.

The opinion expressed herein is not an opinion with respect to matters of fact or a guarantee and should not be construed or relied upon as such.  The opinion expressed herein is as of the date hereof, and I expressly disclaim any responsibility to update my opinion after the date hereof.  This opinion is strictly limited to the matters stated herein, and no other or more extensive opinion is intended, implied or to be inferred beyond the matters expressly stated herein.

Very truly yours,

J. Cabell Acree, III
General Counsel

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Schedule I

1.                General Agreement of Indemnity dated October 29, 2004 entered into by the Company (f/k/a Hunter Acquisition Corp.), Orion Marine Group Holdings, Inc., Orion Construction, L.P., King Fisher Marine Service LP, Misener Marine Construction, Inc., OCGP, LLC, OCLP, LLC, KFMSGP, LLC and KFMSLP, LLC in favor of Liberty Mutual Insurance Company on behalf of itself and any other company that is part of or added to the Liberty Mutual Group, severally not jointly, and for which Liberty Mutual Surety underwrites surety business, as amended by Amendment #1 dated October 2, 2007 and Amendment #2 dated February 29, 2009.

2.                General Agreement of Indemnity entered into by the Company, ERCON Corporation, John F. Chanslor, Thomas J. Thomas and Irene Thomas in favor of Liberty Mutual Insurance Company on behalf of itself and any other company that is part of or added to the Liberty Mutual Group, severally not jointly, and for which Liberty Mutual Surety underwrites surety business.

B14-
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